As filed with the Securities and Exchange Commission on December 19, 2003
Registration No.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Brantley Mezzanine Capital Corp.

(Exact name of registrant as specified in its charter)

3201 Enterprise Parkway, Suite 350

Beachwood, Ohio 44122
(216) 464-8400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Robert P. Pinkas

Chairman of the Board, President and Chief Executive Officer
Brantley Mezzanine Capital Corp.
3201 Enterprise Parkway, Suite 350
Beachwood, Ohio 44122
(216) 464-8400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Willard G. Fraumann, P.C. James S. Rowe Kirkland & Ellis LLP 200 East Randolph Drive Chicago, IL 60601 (312) 861-2000	Paul K. Risko Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, NY 10019 (212) 839-5300

      Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.
      It is proposed that this filing will become effective (check appropriate box):
      ☐ when declared effective pursuant to Section 8(c).
      If appropriate, check the following box:
      ☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
      ☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                     .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum
Title of Securities	Aggregate	Amount of
Being Registered	Offering Price(1)	Registration Fee

Common Stock, par value $0.01 per share	$115,000,000	$9,304

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o)

      The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

BRANTLEY MEZZANINE CAPITAL CORP.

CROSS REFERENCE SHEET

No.	Description	Location

PART A — INFORMATION REQUIRED IN A PROSPECTUS
Item 1.	Outside Front Cover	Outside Front Cover
Item 2.	Inside Front and Outside Back Cover	Inside Front and Outside Back Cover
Item 3.	Fee Table and Synopsis	Summary; Fees and Expenses
Item 4.	Financial Highlights	Not Applicable
Item 5.	Plan of Distribution	Underwriting
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds
Item 8.	General Description of the Registrant	Outside Front Cover Page; Summary; Business; Risk Factors
Item 9.	Management	Business; Management; Investment Advisory Agreement
Item 10.	Capital Stock, Long-Term Debt and Other Securities	Description of Our Capital Stock; Distributions; Dividend Reinvestment and Cash Purchase Plan
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Business
Item 13.	Table of Contents of the Statement of Additional Information	Not Applicable

PART B — INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION(1)
Item 14.	Cover Page	Not Applicable
Item 15.	Table of Contents	Not Applicable
Item 16.	General Information and History	Summary; Business
Item 17.	Investment Objective and Policies	Summary; Risk Factors; Business; Material U.S. Federal Income Tax Considerations; Regulation
Item 18.	Management	Management
Item 19.	Control Persons and Principal Holders	Control Persons and Principal Stockholders
Item 20.	Investment Advisory and Other Services	Business; Investment Advisory Agreement
Item 21.	Brokerage Allocation and Other Practices	Fees and Expenses; Prospectus Summary; Underwriting; Brokerage Allocation and Other Practices
Item 22.	Tax Status	Distributions; Material U.S. Federal Income Tax Considerations
Item 23.	Financial Statements	Balance Sheet

(1)	Pursuant to the general instructions to Form N-2, all information required to be set forth in Part B “Statement of Additional Information” has been included in the prospectus and, accordingly no Statement of Additional Information has been filed as part of this Registration Statement.

PART C — OTHER INFORMATION

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 19, 2003

[                                    ] shares

Common Stock

                      Brantley Mezzanine Capital Corp. is a newly organized closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Brantley Capital Management, L.L.C., a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), will act as our investment adviser. We will focus on seeking current income for our stockholders, primarily from interest and fees received in connection with investments in subordinated notes issued by privately-held, middle market companies. We will also seek to provide our stockholders with the opportunity for long-term capital growth through warrants or other equity instruments that we expect to acquire in connection with our investments.

               Because we are newly organized, our shares have no history of public trading. We have applied to list our shares on the Nasdaq National Market under the symbol “BMEZ.” Shares of closed-end investment companies sometimes trade at a discount to their net asset value and this may increase the risk of loss to purchasers of our common stock in this offering.

               This prospectus contains important information you should know before investing. Please read it before you invest and keep it for future reference.

Investing in our common stock involves risks.

See “Risk Factors” beginning on page 7.

	Per Share	Total

Public offering price	$	$
Underwriting discount and commissions (Sales load)	$	$
Offering and organizational expenses	$	$
Proceeds to Brantley Mezzanine Capital Corp.	$	$

               Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

               We have granted the underwriters a 30-day option to purchase up to an additional                      shares of our common stock at the public offering price, less the underwriting discount. If the over-allotment option is exercised in full, the total public offering price will be $          and the total underwriting discount (sales load) will be $                    . The proceeds to us would be $          , before deducting expenses payable by us of $                    .

Jefferies & Company, Inc.	JMP Securities

The date of this Prospectus is                , 2004

SUMMARY
RISK FACTORS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
DISTRIBUTIONS
CAPITALIZATION
DISCUSSION OF OUR EXPECTED OPERATING PLANS
BUSINESS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
OUTSTANDING SECURITIES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
THE INVESTMENT ADVISORY AGREEMENT
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
REGULATION
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
DESCRIPTION OF OUR CAPITAL STOCK
SHARES ELIGIBLE FOR FUTURE SALE
SHARE REPURCHASES
ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
UNDERWRITING
EXPERTS
LEGAL MATTERS
AVAILABLE INFORMATION
PART C OTHER INFORMATION
Item 24. Financial Statements and Exhibits
Item 25. Marketing Arrangements
Item 26. Other Expenses of Issuance and Distribution
Item 27. Persons Controlled by or Under Common Control
Item 28. Number of Holders of Securities
Item 29. Indemnification
Item 30. Business and Other Connections of Investment Adviser
Item 31. Location of Accounts and Records
Item 32. Management Services
Item 33. Undertakings
SIGNATURES
POWER OF ATTORNEY
INDEX TO EXHIBITS
Articles of Incorporation
Bylaws
Form of Share Certificate
Consent of KPMG LLP
Subscription Agreement

      You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information from that contained in this prospectus. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of the delivery of this prospectus or sale of our common stock.

SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred you. In this prospectus, unless otherwise indicated, “the Company,” “we,” “us” or “our‘ refer to Brantley Mezzanine Capital Corp.

Our Company

          We are a closed-end, non-diversified investment company that was incorporated in Maryland on December 15, 2003. We have elected to be treated as a business development company under the 1940 Act and intend to be treated as a regulated investment company for federal income tax purposes. We plan to invest the proceeds of this offering primarily in subordinated notes, and to a lesser extent, senior notes, preferred stock and other equity interests, of established middle market companies with annual revenues generally between $30 million and $150 million. We expect to invest $4 million to $15 million in each of our portfolio companies, typically structuring our investments as subordinated notes with bullet maturities of five years, a fixed interest rate typically ranging from 12% to 18% and an equity feature such as warrants to buy equity in the portfolio company at a nominal price. In addition, we expect to receive a 2% origination fee with respect to each of our investments.

          Our goal is to provide our stockholders with current income, primarily from the interest on our subordinated note investments and related origination fees, and to enable our stockholders to participate in the value and potential long-term growth of our portfolio companies through warrants and other equity interests we expect to acquire in connection with our investments.

          We will be externally managed by our investment adviser, Brantley Capital Management, L.L.C., a registered investment adviser under the Advisers Act. Under the investment advisory agreement, we have agreed to pay the investment adviser an annual management fee and an incentive fee based on our performance. See “The Investment Advisory Agreement.”

Our Industry

          We believe that the size of the middle market business segment of the U.S. economy is significant. As of December 2003, there were more than 250,000 companies with revenues between $5 million and $250 million. We further believe that the middle market companies that we intend to target are generally underserved by traditional financing sources.

          Broad-based consolidation in the financial services industry has substantially reduced the number of financial institutions lending to middle market businesses. The number of FDIC-insured financial institutions has declined 39% from 15,158 in 1990 to 9,237 as of September 30, 2003. We believe this consolidation has led to an ongoing trend among large financial institutions to de-emphasize their service and product offerings to middle market businesses in favor of large corporate clients and capital market-oriented transactions.

          Commercial lenders have also tightened their lending standards in recent years. Debt to earnings before interest, taxes, depreciation and amortization multiples of leveraged loans have remained at historically low levels, reflecting the tight lending standards. According to Standard & Poor’s October 2003 Leveraged Lending Quarterly Review, average debt to earnings before interest, taxes, depreciation and amortization multiples dropped below 4.0x in 2001 for the first time in 15 years, and stood at 3.8x for the quarter ended September 30, 2003.

          As a result of increased bank consolidation and tightened lending standards, fewer banks are focused on the middle market. We believe these larger banks need to make large loans to larger companies to maintain their scale. This leaves middle market businesses with fewer options for their financing needs. The limited number of remaining regional banks constitute the primary source of capital for middle market companies, but tend to focus more on asset-based, senior financing. This creates a current market opportunity for non-bank lenders, such as business development companies, to provide middle market companies with alternate types of financing such as mezzanine financing.

Our Solution

          We will target our investments in companies that we believe are generally overlooked by commercial banks, financial sponsors, insurance companies, investment banks and public debt markets, primarily due to the size of their revenues, their capital requirements and, in some instances, due to their perceived lack of high growth potential. We believe that many middle market companies are well managed and have profitable and predictable businesses models, but that the owners and managers of these companies typically do not have the same financing options that larger companies enjoy. Key elements of our business solution to access and serve this market include:

•	Our established source of investment opportunities;

•	Our emphasis on companies without institutional investors;

•	Our disciplined investment/credit approach; and

•	The experience of our investment advisory team.

Our Strategy

          In order to achieve our investment goals, we intend to implement the following strategy:

•	Actively participate in key decisions of our portfolio companies;

•	Pursue multiple exit strategies;

•	Participate in potential benefits of equity ownership; and

•	Use of leverage.

Prospective Portfolio Companies

          As of December 19, 2003, we have entered into non-binding letters of intent to invest an aggregate of approximately $20 million in three potential portfolio companies. Our obligation to make these investments is conditioned upon the closing of this offering and, among other things, the satisfactory completion of our due diligence investigation of each company, acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form mutually satisfactory to the parties and receipt of any necessary consents. Subject to the satisfaction of these conditions, our intention is to enter into a binding agreement with each of these companies following completion of this offering, and to fund the investments contemplated by the non-binding letters of intent with the proceeds of this offering. However, neither we nor any of our potential portfolio companies is required to complete any transactions contemplated by these non-binding letters of intent.

          The following table summarizes our current non-binding letters of intent. For a more detailed description of these potential portfolio companies and our letters of intent, see “Business — Prospective Portfolio Companies.”

		Type of		Principal
Name	Product/ Service	Security	Term	Amount	Principal Financial Terms	Origination Fee

Company A	Computer systems and peripherals	Subordinated notes	5 years	$7 million	Cash interest of 13% plus 10% warrants(1)(2)	2% of principal amount
Company B	Disposable medical products	Subordinated notes	5 years	$6 million	Cash interest of 13% plus 15% warrants(1)(2)	2% of principal amount
Company C	Data connectivity	Subordinated notes	5 years	$6.75 million	Cash interest of 13.5% plus 15% warrants(1)(2)	2% of principal amount

(1)	Denotes interest at stated annual interest rate.

(2)	Denotes warrants to purchase common stock as a percentage of outstanding common stock of the prospective portfolio company on a fully diluted basis. The warrants will be exercisable at a nominal price at any time beginning upon the earlier of (a) five years after the date of issuance or (b) the occurrence of certain portfolio company liquidity events, such as a recapitalization, sale of the company or initial public offering, and ending three years thereafter. The warrants will include a put right obligating the portfolio company to repurchase the warrant at a predetermined price upon the earlier of (i) the maturity of the related subordinated notes or (ii) the occurrence of certain portfolio company liquidity events, such as a recapitalization, sale of the company or initial public offering.

Our Address

          Brantley Mezzanine Capital Corp. and our investment adviser’s principal executive offices are located at 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio 44122, and our telephone number at that address is (216) 464-8400.

The Offering

Common stock offered by us	We are offering shares of our common stock at the initial public offering price of $ per share. The underwriters have been granted a 30-day option to purchase up to an aggregate of additional shares to cover over-allotments, if any.

Common stock to be outstanding after this offering	shares ( shares if the underwriters’ over-allotment option is exercised in full).

Proposed Nasdaq National Market symbol	BMEZ

Use of proceeds	Subject to, among other things, the execution and delivery of final binding agreements in a form mutually satisfactory to the parties, we plan to use a portion of the net proceeds from this offering to fund the initial investments described under “Business-Prospective Portfolio Companies” elsewhere in this prospectus and to pay our operating expenses. We expect to invest the remainder of the net proceeds in other portfolio companies in accordance with the investment objectives and strategies that are described in this prospectus. Pending these investments, we will invest the net proceeds primarily in cash, cash equivalents and U.S. Government securities and other high-quality debt instruments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Distributions	We intend to distribute to our stockholders quarterly dividends equal to at least 90% of our ordinary income and net realized short-term capital gains, if any, out of assets legally available therefor.

Dividend reinvestment and cash purchase plan	All cash distributions to stockholders will be automatically reinvested under our dividend reinvestment and cash purchase plan in additional shares of our common stock unless a stockholder elects to receive these distributions in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment and Cash Purchase Plan.”

Leverage and borrowing	While we presently do not intend to use borrowed funds to make investments, we reserve the right to do so. We may also borrow funds from time to time and at quarter end in order (1) to meet the diversification requirements necessary to qualify as a regulated investment company for federal income tax purposes, and (2) to make distributions necessary to qualify as a regulated investment company for federal income tax purposes. All borrowings by us will be subject to the percentage limits permitted by the 1940 Act and any other applicable federal or state laws.

Risk factors	The securities offered hereby involve a high degree of risk. See “Risk Factors” for a discussion of the factors you should consider before investing in our common stock.

Trading	Shares of closed-end investment companies sometimes trade at a discount to their net asset value and shares of business development companies may trade at an even greater discount than shares of closed-end investment companies. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions	Following this offering, our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management which may be necessary for us to realize the full value of our investments. A staggered board of directors may serve to deter hostile takeovers, as may certain other measures adopted by us. See “Description of Capital Stock.”

Available information	Following this offering, we will be subject to the Securities Exchange Act of 1934 and the SEC’s rules and regulations thereunder and will be required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0030.

Fees and Expenses

      The purpose of the following table is to assist the investor in understanding the various fees and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual fees and expenses may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by us, stockholders will indirectly bear such fees or expenses as investors in our common stock.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00%	(1)
Offering expenses borne by us (as a percentage of offering price)%		(2)(8)
Dividend reinvestment and cash purchase plan fees	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)%		(8)
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.50%	(4)
Incentive fees payable under Investment Advisory Agreement	None	(5)
Interest payments on borrowed funds	None	(6)(8)
Other expenses	%	(6)(7)(8)

Total annual expenses (estimated)%		(6)(7)(8)

(1)	The underwriting discount with respect to shares sold in this offering, which is a one-time fee, is the only sales load payable in connection with this offering.

(2)	Amount includes estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment and cash purchase plan are included in “Estimated annual expenses” under “Other expenses.” The participants in the dividend reinvestment and cash purchase plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases.

(4)	We expect to pay our investment adviser an annual management fee, which will be calculated at an annual rate of 2.5% of our net assets up to $100 million and 2.0% of our net assets over $100 million. If we decide to incur indebtedness to make future investments in portfolio companies, the annual management fee will also include an amount equal to 1.5% of the outstanding indebtedness used to make such investments, since the value of such investments will be offset by such indebtedness for purposes of calculating net assets.

(5)	Based on our projected net operating income and net realized gains, and because we do not expect to fully invest the net proceeds from this offering until at least the end of our first year of operations, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Based on our current business plan, we expect that we will not have any capital gains and only an insignificant amount of interest income as we complete our investments during our first year of operations. In subsequent years, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds an 8% annual hurdle rate. The second part of the incentive fee will equal 20% of our net realized capital gains, if any, less any net unrealized capital losses, and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see “The Investment Advisory Agreement.”

(6)	We do not plan to incur any indebtedness, or to pay interest in respect thereof, before substantially all of the proceeds of this offering are invested. Once substantially all of the proceeds of this offering are invested, we may borrow funds to the extent permitted by the 1940 Act and would, thereafter, make interest payments on borrowed funds which would increase our expenses. See “Regulation.” In addition, we do not currently plan to issue preference shares. We do not expect to borrow money in the first year of our operations, and have not determined whether, and to what extent, we will finance investments using leverage thereafter.

(7)	We have based estimates of other expenses ($ million, including estimated organizational expenses of approximately $ ) and total annual expenses on our projected operating expenses for our first year of operations divided by total net assets subsequent to this offering. Our estimated organizational expenses, which represent % of our total net assets, comprise our initial start-up costs and will be treated as an expense in the year incurred. This percentage also assumes that we have not incurred any indebtedness. See footnote (6) above.

(8)	These amounts are estimated and may vary.

Example

      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by an investor of a      % sales load (the underwriting discount paid by us with respect to common stock sold in this offering) and are based upon payment by us of annual operating expenses at the levels set forth in the table above, which, except as indicated below, does not include leverage.

	1 Year	3 Years(1)	5 Years(1)	10 Years(1)

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$	$	$	$

(1)	Amounts shown assume leverage of % of our total assets. We have not entered into any borrowing arrangements at this time, and may or may not elect to do so in the future. For purposes of calculating the borrowing cost for leverage, we have assumed an annual interest rate of %. We have selected this rate based on prevailing conditions in the debt markets for borrowings by similar entities having a maturity of one year and an interest rate based on an appropriate risk premium over 90-day LIBOR. However, our credit risk profile will likely vary from the credit risk profiles of these entities and the terms at which these entities can borrow may be more favorable or less restrictive than the terms available to us, depending on our asset size and existing leverage at the time of borrowing. We expect that the rate at which we will be able to borrow will vary based on an established index such as LIBOR and that, upon such borrowing, the rate will be fixed for each 90-day period through the maturity date. We believe these are appropriate assumptions on which to base an estimate of our hypothetical borrowing costs for purposes of this example. These rates could be substantially higher than the assumed rate and such higher rates could be due to changes in market conditions.

     You should not consider this example and the expenses in the table to be a representation of our future expenses. Actual expenses (including interest and other expenses) may be greater or less than those shown. Moreover, while the example assumes a 5.0% annual return (as required by the SEC), our performance will vary and may result in a return greater or less than 5.0%. Assuming a 5.0% annual return, the portion of the incentive fee under the investment advisory agreement based on pre-incentive fee net invested income would not be payable, and it is therefore not included in the example. If we achieve sufficient returns on our investments to trigger this portion of the incentive fee, our expenses would increase. To the extent we recognize long-term capital gains, we will pay a percentage of these gains as incentive fees to our investment adviser, which would also increase our expenses.

      In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment and cash purchase plan may receive shares purchased by the administrator of the plan at the market price in effect at the time, which may be below net asset value. See “Dividend Reinvestment and Cash Purchase Plan.”

RISK FACTORS

          Investing in our common stock involves a number of significant risks. We cannot assure you that we will achieve our investment objectives. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you could lose all or part of your investment.

Risks Related to Our Business

We are a new company with no operating history.

          We were incorporated in December 2003 and to date have not conducted any significant operations. We are subject to all of the business risks and uncertainties associated with any new business enterprise. We may not meet our investment objectives and the value of your investment in us may decline substantially or be reduced to zero.

We depend upon our investment adviser’s key personnel for our future success, particularly Robert P. Pinkas, Shawn M. Wynne, Jeffrey D. Kadlic and Tab A. Keplinger.

          We will invest in companies selected by our investment adviser. Our stockholders will have no right or power to take part in our management or the management of our investment adviser and will not have access to the detailed financial information made available by our portfolio companies and potential portfolio companies. Accordingly, investors must be willing to entrust all aspects of the selection and management of our investments to our investment adviser. See “Investment Advisory Agreement.” Our investment adviser may not be successful in selecting or managing our investments or meeting our investment criteria.

          We will be dependent on the diligence, skill and network of business contacts of our investment adviser for the selection, structuring, closing and monitoring of our investments and for the oversight of our financial records and financial reporting requirements. The investment advisory agreement with our investment adviser will have an initial two-year term, may be renewed annually thereafter and may be terminated at any time by either party upon not more than 60 days’ notice. Our future success will depend, to a significant extent, on the continued service and coordination of our investment adviser’s senior management team, particularly Robert P. Pinkas, our Chairman of the Board, President and Chief Executive Officer, and a principal of our investment adviser, Shawn M. Wynne, a director and a Managing Director of the Company and a principal of our investment adviser, Jeffrey D. Kadlic, a Managing Director and the Secretary of the Company and a principal of our investment adviser and Tab A. Keplinger, the Chief Financial Officer and Treasurer of the Company and a principal of our investment adviser. While our investment adviser has historically experienced little turnover in its professionals, we cannot assure you that losses of key people will not occur in the future. Our investment adviser does not have written employment agreements with its senior management. The departure of any of the principals of our investment adviser could materially and adversely affect our ability to achieve our investment objective.

Loans to small and medium-sized, privately-held borrowers are extremely risky.

          Loans to small and medium-sized borrowers are subject to a number of significant risks including the following:

•	Small and medium-sized businesses may have limited financial resources and may be unable to repay our loans. Our strategy includes providing financing to privately-held borrowers that typically is not readily available to them from other sources. While we believe that this provides an attractive opportunity for us to generate profits, borrowers may be unable to repay their loans to us upon maturity.

A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

•	Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our prospective portfolio companies will be small and medium-sized businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

•	There is generally no publicly available information about these businesses. Because we expect to make investments in privately-held businesses, there will generally be little or no publicly available operating and financial information about our prospective portfolio companies. As a result, we will rely on our officers, our investment adviser and consultants to perform “due diligence” investigations about these companies, and their financial condition, operations and prospects. We may not learn all of the material information we need to know regarding these businesses through our investigation.

•	Small and medium-sized businesses generally have less predictable operating results than larger businesses. Our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A portfolio company’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could trigger cross-defaults in other agreements. If this were to occur, the portfolio company’s ability to repay our loan would be jeopardized.

•	Small or medium-sized businesses are more likely to be dependent on one or two persons than larger businesses. Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons at any of our portfolio companies could have a material adverse impact on that portfolio company and, in turn, on us.

•	Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies will typically have fewer resources than larger businesses and an economic downturn is more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by an economic downturn, its ability to repay our loan would be diminished.

•	Small and medium-sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Companies with limited operating histories will be exposed to all of the operating risks that are faced by new businesses and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Our portfolio companies may have other debt that ranks equally with, or more often senior to, our investments in these companies, and such other debt may be secured by the assets of the portfolio company, while our loans may be unsecured.

          Our portfolio companies will be permitted to have debt that ranks equally with, or more often senior to, the debt securities in which we invest. Therefore, assets of our portfolio companies may be pledged as security for senior debt instruments, providing the holders thereof security for the payment of interest or principal on or before the dates on which we would be able to receive payments in respect of the debt securities we hold. We may also make investments in debt securities that are unsecured. In the event of the bankruptcy, dissolution, insolvency, liquidation or reorganization of a portfolio company, holders of debt instruments ranking senior to our investment would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligations to us. In the case of debt ranking equally with the debt securities we hold, we would have to share on a pari passu basis any distributions with other creditors holding that debt in the event of the bankruptcy, dissolution, insolvency, liquidation or reorganization of the relevant portfolio company.

We will not control any of our portfolio companies.

          We will not control any of our portfolio companies even though we may have board representation and our debt agreements may contain restrictive covenants and certain veto rights. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree or the management of such companies, as holders of their equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Prepayments of our loans by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

          In addition to risks associated with delays in investing our capital, we are also subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize the value of our equity investments.

          When we make a subordinated loan to a portfolio company, we will generally expect to receive warrants or other equity instruments with a nominal exercise price. Our goal is ultimately to dispose of these equity interests and realize capital gains. The equity interests we receive may not appreciate in value and, in fact, may decline in value. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. While we expect to receive rights allowing us to require the portfolio company to repurchase our equity interest, the portfolio company may be unable to honor the exercise of this put right due to contractual restrictions or insufficient cash availability. Accordingly, we may not be able to realize any gains from our warrants or other equity interests.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

          Our ability to achieve our investment objectives will depend on our ability to sustain continued growth, which will depend, in turn, on our investment adviser’s ability to identify and evaluate, and our ability to finance and invest in, companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s management of the investment process. Any failure to manage effectively our future growth could have a material adverse effect on our business, financial condition and results of operations.

We operate in a competitive market for investment opportunities.

          A large number of entities will compete with us and make the types of investments that we plan to make in middle market, privately-held businesses. We will compete with investment banks, leveraged buyout funds, private equity funds, venture capital funds and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

          Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities or identify and make investments that satisfy our investment objectives or fully invest our available capital.

Our investments may be concentrated in a limited number of portfolio companies and industries and, as a result, our aggregate returns may be adversely affected by the performance of a small number of our investments or by a downturn in a particular industry.

          Although we intend to invest in a diversified portfolio of companies, the number of portfolio companies in which we expect to be able to invest will be limited. A consequence of having a limited number of investments is that the aggregate returns we may realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax requirements, we do not have fixed guidelines for industry diversification, and our investments could potentially be concentrated in relatively few industries.

Because the securities in which we invest will typically not be publicly traded, there will be uncertainty regarding the value of these investments that could adversely affect our ability to determine our net asset value.

          Typically there is not a public market for the securities of the middle market, privately-held companies in which we will invest. As a result, we will value our investments in privately-held companies on a quarterly basis based on a determination of their fair value made in good faith and in accordance with our established guidelines by the valuation committee of our board of directors. Each valuation will be made by the valuation committee of our board of directors based on the recommendation of our investment adviser, and will then be subject to approval by our board of directors. Initially, the fair value of each such security will be its original cost. Debt securities valued at cost will be revalued for significant events affecting the issuer’s performance. Equity securities valued at cost will be revalued if significant developments or other factors affecting the investment provide a basis for valuing the security at a price other than cost, such as results of subsequent financings, the availability of market quotations, the portfolio company’s operations and changes in market conditions. For warrants, our cost will typically be a nominal amount, such as $.01 per share. Any change in estimated value will be recorded in our statement of operations as “net unrealized gain (loss) on investments.” Due to the uncertainty inherent in valuing securities that are not publicly traded, our determinations of fair value may differ significantly from the values that would exist if a ready market for these securities existed. Our net asset value could be adversely affected if our fair value determinations are materially higher than the values that we ultimately realize upon the disposal of such securities.

Our investment adviser and its principals manage other investment funds and may therefore have conflicts of interest that could negatively impact our investment return.

          Brantley Capital Management, L.L.C., our investment adviser, currently manages one other public business development company and some of the principals of our investment adviser currently manage two other private investment funds. Our investment adviser and its principals may also organize other investment companies or private funds in the future. As such, our investment adviser may therefore encounter conflicts of interest regarding the selection of investment opportunities and the allocation of management time.

Our investment adviser and some of its principals, including Robert P. Pinkas, are subject to certain litigation risks.

          In connection with its advisory services to Brantley Capital Corporation, our investment adviser is currently the subject of a lawsuit seeking, among other things, disgorgement of fees paid to it by Brantley Capital Corporation during a period when our investment adviser was not a registered investment adviser under the Advisers Act. We cannot predict the outcome of this litigation. See “Business — Litigation and Proceedings Involving the Investment Adviser.”

We may not be able to invest the proceeds of this offering in portfolio companies in a timely manner.

          If we are unable to invest the proceeds of this offering in portfolio companies pursuant to our proposed timetable, this will affect our ability to pay dividends to our stockholders.

Our investments will typically be long-term and a liquidity event may not occur for several years.

          We expect that it will take us approximately one year to invest substantially all the net proceeds of this offering in portfolio companies. Since we generally intend to make loans with a stated maturity of five years and, since we expect these loans to have bullet maturities, the principal amount of these loans will not be repaid for five years, unless the loans are voluntarily prepaid by the portfolio company prior to maturity or prepaid in connection with a recapitalization or third party transaction. In addition, we expect to hold any warrants or other equity interests we receive in connection with our investments until the related loans mature. You should not expect realization events, if any, to occur with respect to these warrants or other equity interests over the near term. We anticipate that it will require several years for the warrants and other equity interests to appreciate in value beyond their value at issuance and we cannot assure you that they will appreciate at all.

The lack of liquidity in our investments may adversely affect our business.

          Our investments will typically be in securities that are not publicly traded. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

We may borrow money to fund our future investments, which could magnify the potential for gain or loss on amounts invested and could increase the risk of investing in our common stock.

          In the future, we may seek to leverage our portfolio by utilizing borrowings to fund our investments. Providers of this indebtedness may obtain fixed dollar claims on our assets that are superior to the claims of our common stockholders. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Conversely, if the value of our assets increases, leverage would cause our net asset value to increase more sharply than it would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on our borrowed funds would cause our net income to increase more than it would have without leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique.

          The 1940 Act requires that our asset coverage ratio (the ratio of our total assets to our total indebtedness) must be at least 200%. Our ability to achieve our investment objective may depend in part on our future ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. We cannot assure you that we will be able to obtain the financing necessary to maintain that leverage on favorable terms.

Changes in interest rates may affect our cost of capital and net investment income.

          If we borrow to fund our investments, a portion of our income may become dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Our investments will generally have fixed interest rates, while our borrowings will likely have floating interest rates. As a result, there can be no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income. In periods of sharply rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may, but will not be required to, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop that expertise.

Regulations governing our operation as a business development company may affect our ability to raise additional capital and the way in which we may do so, which may expose us to risks, including the typical risks associated with leverage.

          Our business may require or utilize capital in addition to the proceeds of this offering. If so, we may acquire additional capital from the following sources:

•	Senior Securities and Other Indebtedness. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. Preferred stock is “senior” to common stock, and preferred stockholders may have separate voting rights and could delay or prevent a transaction or a change in control to the detriment of holders of common stock, subject to the provisions of the 1940 Act. If, in the future, we elect to raise capital in the form of non-convertible debt securities or preferred stock, we could make investments without issuing additional common stock and diluting investors in our common stock. If we issue debt securities or preferred stock, we, and indirectly our stockholders, will bear the cost of issuing and servicing such securities. If we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing certain covenants restricting our operating and financial flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating and financial flexibility. We currently do not expect to incur any debt or issue preferred stock during our first year of operations. In addition, our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness or make payments on preferred stock would not be available for distributions to our common stockholders. Finally, a lender may impose operating and financial covenants on us that are more restrictive than the provisions of the 1940 Act.

•	Additional Common Stock. To the extent we are constrained in our ability to issue debt or other senior securities for the reasons given above, we will depend on issuances of common stock to finance our operations. As a business development company regulated under the 1940 Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock if the requisite number of stockholders consent and a majority of the members of our board of directors who have no financial interest in the sale (including a majority of the directors who are not “interested persons” under the 1940 Act) determine that such sale is in the best interests of the Company and our stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act discussed above. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, subject to the provisions of the 1940 Act. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for regulated investment company qualification.

          To maintain our qualification as a regulated investment company under the Internal Revenue Code, we must meet income source and asset diversification requirements. Even if we qualify as a regulated investment company, we are also required to distribute at least 90% of our ordinary income and net realized short-term capital gains to our stockholders on an annual basis in order to claim a deduction for any dividends distributed to stockholders in computing our liability for federal income or excise taxes. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to avoid entity-level income or excise taxation. Any warrants or other equity interests we receive in connection with our investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, the aggregate purchase price will be allocated between the debt securities and the warrants or other equity interests we receive. This will generally result in “original issue discount” with respect to the debt securities and to maintain regulated investment company status we must recognize this original issue discount as ordinary income, which will increase the amounts we are required to distribute. Although we do not expect that the original issue discount in connection with our currently anticipated investments will be significant, it is possible that, in future transactions, the original issue discount could be significant. Because these warrants or other equity interests would not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify as a regulated investment company and, thus, may be subject to corporate income tax. Other features of the debt instruments we hold may also cause them to generate original issue discount, resulting in a distribution requirement in excess of current cash interest received.

          To qualify as a regulated investment company, we must also meet certain asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.” These asset diversification requirements must be met at the end of each calendar quarter. These requirements may limit our ability to make larger investments that otherwise meet our investment criteria and may increase the time it takes us to invest our capital. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of regulated investment company status. Since most of our investments will be illiquid, any such dispositions, if we are able to make them at all, may not be made at advantageous prices and may result in substantial losses.

          If we fail to qualify as a regulated investment company for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a material adverse effect on us and the value of our common stock. For additional information regarding regulated investment company requirements, see “Regulation as a Business Development Company” and “Material U.S. Federal Income Tax Considerations.”

Our quarterly results may fluctuate.

          We could experience fluctuations in our quarterly operating results due to a number of factors, including, among others, variations in our investment origination volume and fee income earned, variations in the amount and the timing of recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result, results for any period should not be relied upon as being indicative of future performance.

Changes in laws or regulations that govern our operations could have a material adverse impact on our business.

          We are regulated by the SEC as a business development company. Changes in the laws or regulations that govern us may significantly affect our business. These laws and regulations may be changed from time to time, and interpretations of the relevant laws and regulations are also subject to change.

          We and our portfolio companies will be subject to regulation at the local, state and federal level. These laws and regulations may be changed or reinterpreted from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see “Regulation.”

Risks Related to This Offering

There is a risk that we may not pay dividends or that our dividends may not grow over time.

          Our current intention is to distribute at least 90% of our ordinary income and net realized short-term capital gains to our stockholders on a quarterly basis. We currently expect to retain realized long-term capital gains to supplement our equity capital and support the growth of our investment portfolio, although our board of directors may determine, in certain cases, to make a distribution of long-term capital gains. We cannot assure you that we will be able to achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. For a discussion of the tax consequences to you of net realized long-term capital gains that we retain, see “Material U.S. Federal Income Tax Considerations.”

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact the price of our common stock.

          The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. We are subject to the Business Combination Act of the Maryland General

Corporation Law to the extent such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting any business combination between us and any other person, subject to prior approval of such business combination by our board, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, our bylaws contain a provision exempting from the Maryland Control Share Act any and all acquisitions by any person of our shares of stock. If the applicable board resolution is repealed or our board does not otherwise approve a business combination, the Business Combination Act and the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our board of directors is divided into three classes serving staggered terms; our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids. These provisions may prevent any premiums being offered to you for shares of our common stock.

The market price of our common stock may fluctuate significantly.

          The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, which may adversely affect our ability to raise capital through future equity financings. These factors, many of which we do not control and which may not be directly related to us, include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of securities of registered investment companies, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to regulated investment companies or business development companies;

•	loss of regulated investment company status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Prior to this offering, there has been no public market for our common stock and we can not assure you that the market price of our shares will not decline following the offering.

          Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price was determined through negotiations between us and the underwriters. See “Underwriting” for a discussion of factors to be considered in determining the initial public offering price. We cannot assure you that a regular trading market for our common stock will develop after this offering or, if one develops, that it can be sustained. The initial public offering price will not necessarily reflect, and may be higher than, the market price of our common stock after the offering.

          Shares of closed-end investment companies frequently trade at a discount from net asset value and shares of business development companies may trade at an even greater discount than shares of closed-end investment companies. These characteristics of shares of closed-end investment companies and business development companies are separate and distinct from the risk that our net asset value per share will decline. It is not possible to predict whether the shares of our common stock will trade at, above, or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

          Upon consummation of this offering, we will have                      shares of common stock outstanding (or                      shares of common stock, if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock in the public market, pursuant to Rule 144 or otherwise, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. Following this offering,                      shares of our common stock will be freely transferable (or                      shares of common stock if the over-allotment option is fully exercised), except to the extent that shares are purchased in this offering by our affiliates.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results,

•	our business prospects and the prospects of our portfolio companies,

•	the impact of investments that we expect to make,

•	our contractual arrangements and relationships with third parties,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability or our portfolio companies to achieve their objectives,

•	our expected financings and investments,

•	the adequacy of our cash resources and working capital, and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

          We use words such as “anticipates,” “believes,” “expects,” “future,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

          We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports, if any, that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports, if any, on Form 8-K.

USE OF PROCEEDS

          We estimate that the net proceeds of this offering will be approximately $                    ($                    if the underwriters exercise their over-allotment option in full) after deducting the underwriting discount and estimated offering expenses payable by us. In addition, a portion of the net proceeds of this offering will be used to reimburse the investment adviser for approximately $                    of organizational and offering expenses that it has advanced on our behalf. We plan to use a portion of the net proceeds of this offering to fund the investments contemplated by the non-binding letters of intent described under “Business — Prospective Portfolio Companies” elsewhere in this prospectus and to pay our operating expenses. Each of these non-binding letters of intent is conditioned upon the closing of this offering, satisfactory completion of our confirmatory due diligence investigation of each potential portfolio company, acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form satisfactory to us and the receipt of any necessary consents. Under the terms of each of these non-binding letters of intent, neither we nor the prospective portfolio company is required to enter into a final agreement.

          We plan to invest the remainder of the net proceeds in accordance with our investment objectives and policies. See “Business — Strategy” and “Investment Objectives and Policies” for additional information regarding our investment objectives and policies. We estimate that it will take approximately one year for us to invest substantially all of the net proceeds of this offering, depending on the availability of appropriate opportunities and market conditions. We cannot assure you that we will be able to achieve our targeted investment pace.

          Pending these uses, we will invest the net proceeds primarily in cash, cash-equivalents, and U.S. Government securities and other high quality debt investments that mature in one year or less. The management fee payable by us will not be reduced while our assets are invested in these investments. See “Business — Temporary Investments” for additional information about temporary investments we may make while waiting to make investments.

DISTRIBUTIONS

          We intend to distribute quarterly dividends to our stockholders of at least 90% or more of our ordinary income and short-term capital gains, if any, out of assets legally available therefor. In order to avoid certain excise taxes imposed on regulated investment companies, we currently intend to distribute during each calendar year an amount equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending on October 31 of that calendar year and (3) any income realized, but not distributed, in the preceding year. In addition, we intend to retain long-term capital gains to supplement our equity capital and support the growth of our investment portfolio, although our board of directors may determine in certain cases to make a distribution of long-term realized capital gains. For a discussion of the consequences to you of net realized long-term capital gains that we retain, see “Material U.S. Federal Income Tax Considerations” and “Risk Factors — Risks Relating to Our Business — We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for regulated investment company qualification.”

          Pursuant to our dividend reinvestment and cash purchase plan, we intend to make all distributions to stockholders in additional shares of our common stock, unless you elect to receive your dividends and/or long-term realized capital gains distributions in cash. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. See “Dividend Reinvestment and Cash Purchase Plan” for additional information regarding distributions.

          We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

CAPITALIZATION

      The following table sets forth our actual capitalization at December 17, 2003 and our capitalization as adjusted to reflect the effects of the sale of our common stock offered in this offering at the public offering price of $          , less the underwriting discount (sales load) and organizational and offering expenses. This table should be read in conjunction with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of December 17, 2003

	Actual	As Adjusted(1)

	(Unaudited)
Cash	$1,500	$
Accrued organizational expenses	$50,000
Net Stockholder’s Deficit:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 100 shares outstanding, actual; 100,000,000 shares authorized, shares outstanding, as adjusted	$1	$
Additional paid-in capital	1,499
Accumulated deficit	(50,000)

Net stockholder’s deficit	$(48,500)	$

(1)	Does not include exercise of the underwriters’ over-allotment option of shares.

DISCUSSION OF OUR EXPECTED OPERATING PLANS

          We are a newly formed company and have only recently commenced operations. Therefore, we have not had any meaningful operations. Please see “Risk Factors — Risks Relating to Our Business — We are a new company with no operating history” for a discussion of risks relating to our lack of historical operations. The following analysis of our financial condition should be read in conjunction with our financial statements and the notes thereto and the other financial data included elsewhere in this prospectus.

Overview

          We are a closed-end, non-diversified investment company that was incorporated under the Maryland General Corporation Law on December 15, 2003. We have elected to be treated as a business development company under the 1940 Act and intend to be treated for federal income tax purposes as a regulated investment company. As a business development company, we are required to invest at least 70% of our total assets in “qualifying assets,” which, generally, are securities of private companies or securities of public companies whose securities are not eligible for purchase on margin (which includes many companies with thinly traded securities that are quoted in the “pink sheets” or the NASD Electronic Quotation Service). Qualifying assets may also include cash, cash equivalents, U.S. government securities or high-quality debt investments maturing in one year or less from the date of investment. We must also offer to provide significant managerial assistance to our portfolio companies. Subject to compliance with applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission, we may also use standard hedging techniques such as futures, options and forward contracts, in order to hedge our exposure to interest rate fluctuations.

Revenues

          We plan to generate revenue in the form of interest due on the securities that we hold, origination fees generated at the time each investment is made and recognized over the term of the loan and capital gains, if any, on warrants or other equity securities that we acquire in portfolio companies. We expect that our investments will range in size from $4 million to $15 million. We expect these investments to have a term of five years and typically bear a current fixed interest rate of 12% to 18%. To the extent achievable, we will seek to collateralize each investment by obtaining security interests in our portfolio companies’ assets. Interest on debt securities will generally be payable monthly or quarterly, with amortization of principal generally being deferred until maturity. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. We will seek to make investments in debt securities that are accompanied by warrants or other equity securities, which we expect to acquire for a nominal price. In addition, we also expect to generate revenue in the form of an origination fee equal to approximately 2% of our investment, which will be recognized as ordinary income.

Expenses

          In addition to the fees paid to our investment adviser we will pay all of our own expenses, including (without limitation): the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone charges, independent audits and non-audit services and outside legal costs; and all other expenses incurred by either our investment adviser (except as expressly assumed under the investment advisory agreement) or us in connection with administering our business, including payments under the administration agreement.

          On the basis of the anticipated price of this offering, assuming the sale of                      shares of our common stock in the offering, it is estimated that our annual operating expenses, including the management fee paid to our investment adviser, will be approximately $           (approximately      % of the net proceeds of this offering). While the foregoing estimate has been made in good faith, we cannot assure you that actual annual expenses will not be substantially greater than such estimate as a result of increases in costs, such as costs of transfer agent, stock record, custodian and stockholder relations activities and professional and similar services, that cannot be predicted and are beyond our control.

Financial Condition, Liquidity and Capital Resources

          We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and from cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources in excess of $           million and no indebtedness.

Distribution Policy

          In order to qualify as a regulated investment company and to avoid corporate-level tax on our income, we must distribute to our stockholders, under Subchapter M of the Internal Revenue Code, at least 90% of our ordinary income and net realized short-term capital gains on an annual basis out of assets legally available therefor. We intend to make these distributions on a quarterly basis. We currently expect to retain realized long-term capital gains to supplement our equity capital and support the growth of our investment portfolio, although our board of directors may determine in certain cases to make a distribution of long-term capital gains. See “Distributions.”

BUSINESS

Overview

          We are a closed-end, non-diversified investment company that was incorporated in Maryland on December 15, 2003. We have elected to be treated as a business development company under the 1940 Act and intend to be treated as a regulated investment company for federal income tax purposes. We plan to invest the proceeds of this offering primarily in subordinated notes, and to a lesser extent, senior notes, preferred stock and other equity interests, of established middle market companies with annual revenues generally between $30 million and $150 million. We expect to invest $4 million to $15 million in each of our portfolio companies, typically structuring our investments as subordinated notes with bullet maturities of five years, a fixed interest rate typically ranging from 12% to 18% and an equity feature such as warrants to buy equity in the portfolio company at a nominal price. In addition, we expect to receive a 2% origination fee with respect to each investment.

          Our goal is to provide our stockholders with current income, primarily from the interest on our subordinated note investments and related origination fees, and to enable our stockholders to participate in the value and potential long-term growth of our portfolio companies through warrants and other equity interests we expect to acquire in connection with our investments.

          As of December 19, 2003, we have entered into non-binding letters of intent to invest an aggregate of approximately $20 million in three potential portfolio companies. Our obligation to make these investments is conditioned upon the closing of this offering and, among other things, the satisfactory completion of our due diligence investigation of each company, acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form mutually satisfactory to the parties and receipt of any necessary consents. Subject to the satisfaction of these conditions, our intention is to enter into a binding agreement with each of these companies following completion of this offering, and to fund the investments contemplated by the non-binding letters of intent with the proceeds of this offering. However, neither we nor any of our potential portfolio companies is required to complete the transactions contemplated by the non-binding letters of intent. For a detailed description of these potential portfolio companies and our letters of intent, see “Prospective Portfolio Companies.”

          We will be externally managed by our investment adviser, Brantley Capital Management, L.L.C., a registered investment adviser under the Advisers Act. Under the investment advisory agreement, we have agreed to pay the investment adviser an annual management fee and an incentive fee based on our performance. See “The Investment Advisory Agreement.”

Our Industry

          We believe that the size of the middle market business segment of the U.S. economy is significant. As of December 2003, there were more than 250,000 companies with revenues between $5 million and $250 million. We further believe that the middle market companies that we intend to target are generally underserved by traditional financing sources.

          Broad-based consolidation in the financial services industry has substantially reduced the number of financial institutions lending to middle market businesses. The number of FDIC-insured financial institutions has declined 39% from 15,158 in 1990 to 9,237 as of September 30, 2003. We believe this consolidation has led to an ongoing trend among large financial institutions to de-emphasize their service and product offerings to middle market businesses in favor of large corporate clients and capital market-oriented transactions.

          Commercial lenders have also tightened their lending standards in recent years. Debt to earnings before interest, taxes, depreciation and amortization multiples of leveraged loans have remained at historically low levels, reflecting the tight lending standards. According to Standard & Poor’s October 2003 Leveraged Lending Quarterly Review, average debt to earnings before interest, taxes, depreciation and amortization multiples dropped below 4.0x in 2001 for the first time in 15 years, and stood at 3.8x for the quarter ended September 30, 2003.

          As a result of increased bank consolidation and tightened lending standards, fewer banks are focused on the middle market. We believe these larger banks need to make large loans to larger companies to maintain their scale. This leaves middle market businesses with fewer options for their financing needs. The limited number of remaining regional banks constitute the primary source of capital for middle market companies, but tend to focus more on asset-based, senior financing. This creates a current market opportunity for non-bank lenders, such as business development companies, to provide middle market companies with alternate types of financing such as mezzanine financing.

          Mezzanine financing generally resides in the “middle” of a company’s capital structure, with equity at one end and senior secured bank financing at the other. Structurally, mezzanine financing is subordinate in priority of payment to senior debt (and is often unsecured), but is senior in priority to equity. Mezzanine financing has elements of both debt and equity instruments, having the fixed returns associated with senior debt while also providing the opportunity to participate in the future growth potential of a company through an equity component, typically in the form of warrants. Due to its higher risk profile and less restrictive covenants, loans associated with mezzanine financing generally earn a higher return than senior bank financing. The warrants associated with mezzanine debt are typically detachable, allowing the holder to have the principal on the loan repaid while still retaining an equity interest in the company, and generally have a put feature permitting the holder to sell the equity interest back to the company at a price determined pursuant to an agreed upon formula.

          We believe that there is a market opportunity to provide mezzanine financing to middle market companies and that, as a business development company organized under the 1940 Act, we will be well-positioned to provide this type of financing.

Our Solution

          We will target our investments in companies that we believe are generally overlooked by commercial banks, financial sponsors, insurance companies, investment banks and public debt markets primarily due to the size of their revenues, capital requirements and, in some instances, due to their perceived lack of high growth potential. We believe that many middle market companies are well managed and have profitable and predictable businesses models, but that the owners and managers of these companies typically do not have the same financing options that larger companies enjoy. Key elements of our business solution to access and serve this market include:

•	Our established source of investment opportunities;

•	Our emphasis on companies without institutional investors;

•	Our disciplined investment/credit approach; and

•	The experience of our investment advisory team.

    Our Established Source of Investment Opportunities

          Our investment adviser has an established referral network that it intends to utilize to identify mezzanine investments in private companies that meet our investment criteria. The principals of our investment adviser have typically acted as the lead investor in their investments, and in doing so, we believe our investment adviser and its principals have developed a strong reputation within the investment community as a value added partner to entrepreneurs and middle market companies. Our investment adviser’s referral network and reputation have historically generated a substantial number of potential mezzanine investment opportunities which we believe will continue. Our investment adviser’s investment referral relationships include accounting firms, banks, business brokers, business executives, investment banking firms, law firms, private mezzanine and equity investors, and industry and trade organizations.

    Our Emphasis on Companies without Institutional Investors

          We plan to provide capital to portfolio companies to finance internal growth, strategic acquisitions and recapitalizations. Unlike mezzanine funds that primarily target larger buyout transactions sourced by equity sponsors, we will target middle market companies that often do not include an institutional equity investor. This will allow us to pursue investment opportunities where there is less competition and to negotiate more advantageous pricing and terms.

    Our Disciplined Investment/ Credit Approach

          Our investment adviser intends to employ the investment policies that it and its principals have developed and implemented in their prior investment funds. The ten principals of our investment adviser have led investments in over 100 private companies and currently manage over $250 million in assets. This investment experience has enabled our investment adviser to develop and refine its investment criteria with a particular focus on a portfolio company’s capacity to generate cash predictability as well as its profitability, internal growth, capital intensity and margin stability. Prior investments led by principals of our investment adviser have focused on the aviation, business services, distribution, food and food services, general consumer, healthcare services and light industrial industries. We believe our investment adviser’s investment criteria will create a diversified group of portfolio companies and lead us to invest in industries in which our investment adviser has experience. By adhering to this disciplined investment strategy and by leveraging the investment adviser’s experience, we believe we will be able to generate a stable, diversified and increasing revenue stream to enable us to make distributions to our stockholders.

    The Experience of our Investment Advisory Team

          The principals of our investment adviser have considerable experience in serving as the originator, arranger and lead investor of investments in senior debt, mezzanine, equity and other forms of junior capital. The principals of our investment adviser also have broad investment backgrounds, with prior experience at private mezzanine funds, private equity funds, middle market commercial banks, investment banks and other financial services companies. Collectively, they have guided middle market companies through periods of growth and through economic downturns and have overseen successful investment exits. Our investment adviser will initially have two of its principals dedicated to our investments, but we will benefit generally from the participation of all of its ten principals, each of whom will have an ownership interest in our investment adviser. Our investment adviser also expects to add additional professional staff, as needed, to support all our investment and portfolio management activities.

Our Strategy

          In order to achieve our investment goals, we intend to implement the following strategy:

•	Actively participate in key decisions of our portfolio companies;

•	Pursue multiple exit strategies;

•	Participate in potential benefits of equity ownership; and

•	Use of leverage.

    Actively Participate in Key Decisions of Our Portfolio Companies

          Unlike many mezzanine investors, we expect to have a board seat or board observation rights on each of our portfolio companies, and to have a role in our portfolio companies’ governance. As a result of our board representation, and the various affirmative and negative covenants which we plan to include in our investment agreements, we expect to work closely with management in setting corporate strategies, analyzing potential acquisitions, recruiting key managers, securing equity and additional debt financing, evaluating strategic opportunities, and analyzing a potential sale or merger of the business. We will seek to leverage our investment adviser’s broad investment background to support and partner with the management teams of our portfolio companies to actively develop corporate strategies intended to achieve higher returns.

    Pursue Multiple Exit Strategies

          We intend to carefully consider the possible exit strategies for each of our investments. We plan to invest in portfolio companies that we believe have reasonable prospects to retire at least 50% of their senior indebtedness within three years of our investment. Portfolio companies that are able to retire this level of senior indebtedness are, in our experience, frequently able to recapitalize their debt and prepay their debt obligations to us and also to provide an attractive return on our related equity investment. Although we intend to structure our investments to avoid reliance on event-based liquidity, we may also achieve liquidity through a sale to, or merger with a third party or through an initial public offering of the portfolio company’s equity securities. In the past, our investment adviser has had success using its referral network to facilitate liquidity events for its portfolio companies.

    Participate in Potential Benefits of Equity Ownership

          By structuring most of our investments as subordinated notes with a detachable warrant or other “equity kicker,” we intend to provide our stockholders with the benefits of both debt and equity investments. We expect that the interest payments on the notes will provide our stockholders with current income, while the warrants or other equity instruments will allow our stockholders to participate in an equity investment in our portfolio companies. The warrant or equity participation right will entitle us to acquire a certain percentage of a portfolio company’s equity at a nominal price. We expect to receive a put right in connection with our warrants or other equity interests, which will enable us to require the portfolio company to purchase our interest upon a specified date or event. The put rights will generally obligate the portfolio company to repurchase the warrant at a predetermined price upon the earlier of (a) the maturity of the initial notes or (b) the occurrence of certain portfolio company liquidity events, such as a recapitalization, sale of the company or initial public offering. We anticipate that a substantial number of our realizations will be the result of recapitalizations of our portfolio companies that trigger the exercise of our put right.

    Use of Leverage

          After we have invested all or a substantial portion of the proceeds of this offering, we may seek to borrow money to make future investments, subject to the limitations imposed by the 1940 Act. We believe we may be able to increase the value of our investment portfolio and our total return to stockholders by using leverage.

Our Investment and Underwriting Process

          We intend to make investments ranging in size from $4 million to $15 million in middle market companies with annual revenues generally between $30 and $150 million. Our investments typically will not be in companies with an existing equity sponsor or made in connection with an equity investment by a separate equity investor, however we may act as a lead investor or a co-investor if the proper opportunity presents itself in a company with an equity sponsor. The companies we invest in may grow either internally or by acquisition.

          In evaluating potential portfolio companies, we intend to focus on the following characteristics:

•	Ability to Service Debt. We will seek to invest in portfolio companies that demonstrate predictable and sustainable cash flows from operations and reasonable financial leverage relative to cash flows from operations. We will pay particular attention to cash flow stability, as we anticipate using the income generated by our portfolio companies’ debt service to support dividend payments to our stockholders. This will enable us to reserve the equity component of our investments for additional capital growth for our stockholders.

•	Management. We will seek to invest in portfolio companies that have a management team consisting of talented individuals of high integrity and significant experience in their respective industries. We will pay particular attention to the depth and quality of the management team and equity ownership by key members of management.

•	Board Participation. We expect to have a representative on the board of directors or board observation rights and to perform many of the functions that a private equity sponsor would. We will seek to invest in companies in which our representatives will play a meaningful role in setting corporate strategies and influencing key decisions.

•	Market Dynamics. We intend to pursue investments in companies that are addressing a large, unfulfilled market demand with long-term growth prospects. We favor investments in companies that either deliver products and services with performance and cost advantages in industries and markets in which barriers to effective competition by others exist, or have devised innovative products, services or ways of doing business that afford them a distinct competitive advantage.

          Our investment process includes the identification, due diligence, negotiation, documentation and closing of the investment. Our due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of senior loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.

          Upon the completion of due diligence and a decision to proceed with an investment in a company, the principals of our investment adviser leading the investment will create an investment memorandum for presentation to all of the principals of our investment adviser, who will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

          After we invest in our portfolio companies, each investment will be closely monitored through our portfolio management process. Each portfolio investment will be monitored by a principal of our investment adviser who will generally be on the portfolio company’s board of directors and will be active in the portfolio company’s management. Our investment adviser expects to receive monthly financial statements for each of our portfolio companies, and will periodically circulate a “servicing sheet” to its investment committee and our board of directors. The servicing sheet will incorporate a five-point grading system that our investment adviser has refined through its experience to assess the quality of each investment and will indicate whether our investment adviser needs to take any specific action with regard to any particular portfolio company.

Prospective Portfolio Companies

          The following table summarizes our current non-binding letters of intent.

		Type of		Principal
Name	Product/ Service	Security	Term	Amount	Principal Financial Terms	Origination Fee

Company A	Computer systems and peripherals	Subordinated notes	5 years	$7 million	Cash interest of 13% plus 10% warrants(1)(2)	2% of principal amount
Company B	Disposable medical products	Subordinated notes	5 years	$6 million	Cash interest of 13% plus 15% warrants(1)(2)	2% of principal amount
Company C	Data connectivity	Subordinated notes	5 years	$6.75 million	Cash interest of 13.5% plus 15% warrants(1)(2)	2% of principal amount

(1)	Denotes interest at stated annual interest rate.

(2)	Denotes warrants to purchase common stock as a percentage of outstanding common stock of the prospective portfolio company on a fully diluted basis. The warrants will be exercisable at a nominal exercise price at any time beginning upon the earlier of (a) five years after the date of issuance or (b) the occurrence of certain portfolio company liquidity events, such as a recapitalization, sale of the company or initial public offering, and ending three years thereafter. The warrants will include a put right obligating the portfolio company to repurchase the warrant at a predetermined price upon the earlier of (i) the maturity of the related subordinated notes or (ii) the occurrence of certain portfolio company liquidity events such as a recapitalization, sale of the company or initial public offering.

          The following summary describes each of the businesses identified in the preceding chart. The principals of our investment adviser have screened each of the prospective portfolio companies to determine that each satisfies our investment criteria, have conducted a preliminary due diligence investigation of each company and have entered into a non-binding letter of intent. We currently expect the investments contemplated by these non-binding letters of intent to be funded from a portion of the net proceeds of this offering. The consummation of each investment depends upon the completion of this offering and, among other things, satisfactory completion of our final due diligence investigation of the prospective portfolio company, our acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form mutually satisfactory to the parties and the receipt of any necessary consents. Unless otherwise noted, the only relationship between each prospective portfolio company and us is our non-binding letter of intent.

          We will not be obligated to make an investment in any of these prospective portfolio companies under the terms of the non-binding letter of intent. Similarly, none of the prospective portfolio companies is obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our final due diligence that would render these investments unadvisable or that any of the investments described below will actually be made.

          The following information was supplied by the prospective portfolio company or otherwise obtained from sources believed to be reliable.

Company A

          We have signed a non-binding letter of intent to purchase up to $7 million in aggregate principal amount of subordinated notes from Company A. Company A is a leading reseller and direct marketer of computer systems, peripherals, computer supplies and software and offers configuration, design, integration, consulting and support services to businesses in the United States. Company A offers more than 100,000 products through its direct sales force and on-line offerings.

          Our proposed investment would have a five-year bullet maturity, and would bear interest at a fixed annual rate of 13%. In connection with this proposed investment, we would receive detachable warrants to purchase up to 10% of the common stock of the portfolio company (on a fully-diluted basis) at a nominal exercise price with a put feature obligating the portfolio company to repurchase the warrant at a predetermined price. In addition, we would receive an origination fee of 2% of the aggregate principal amount of the notes upon closing.

Company B

          We have signed a non-binding letter of intent to purchase up to $6 million in aggregate principal amount of subordinated notes from Company B. Company B is a disposable medical products manufacturing company. Company B manufactures a line of protective apparel consisting of face masks, protective gowns, scrubs, headwear, shoecovers, warm-up jackets, labcoats, coveralls, surgical drapes and gowns.

          Our proposed investment would have a five-year bullet maturity, and would bear interest at a fixed annual rate of 13%. In connection with this proposed investment, we would receive detachable warrants to purchase up to 15% of the common stock of the portfolio company (on a fully-diluted basis) at a nominal exercise price with a put feature obligating the portfolio company to repurchase the warrant at a predetermined price. In addition, we would receive an origination fee equal to 2% of the principal amounts of the notes upon closing.

Company C

          We have signed a non-binding letter of intent to purchase up to $6.75 million in aggregate principal amount of subordinated notes from Company C. Company C designs, develops and markets data connectivity equipment. Company C’s data connectivity product line includes a wide variety of interface adapters for desktop, laptop, thin client, and embedded systems. Company C’s customers include Fortune 500 companies, government agencies, system integrators and value added resellers in a variety of markets, including aerospace, banking, hospitality, industrial process control, retail, security and transportation.

          Our proposed investment would have a five-year bullet maturity, and would bear interest at a fixed annual rate of 13.5%. In connection with this proposed investment, we would receive detachable warrants to purchase up to 15% of the common stock of the portfolio company (on a fully-diluted basis) at a nominal exercise price with a put feature obligating the portfolio company to repurchase the warrant at a predetermined price. In addition, we would receive an origination fee of 2% of the aggregate principal amount of the notes upon closing.

Investment Adviser

          Brantley Capital Management will serve as our investment adviser pursuant to the investment advisory agreement. See “Investment Advisory Agreement.” The principals of our investment adviser collectively have invested in over 100 private companies and currently manage approximately $250 million in assets.

          In addition to managing our investments, principals of our investment adviser also manage the following other funds:

	Adviser	Committed Capital/
Fund Name	Since	Net Asset Value(1)	Status

		(In millions)
Brantley Venture Partners, L.P.	1987	$12.5	Completed
Brantley Venture Partners II, L.P.	1990	30.0	Completed
Brantley Venture Partners III, L.P.	1993	57.5	Closed to new investments
Brantley Partners IV, L.P.	1998	123.8	Approximately 70% invested or committed
Brantley Capital Corporation	1996	70.3	Closed to new investments

(1)	Represents capital commitments at inception for each fund with the exception of Brantley Capital Corporation, which represents the net asset value of that entity at September 30, 2003.

          The principals of our investment adviser will separately select our investments and the investments of other private investment funds they manage, considering in each case only the investment objectives, investment position, available capital and other pertinent factors applicable to that particular investment fund. As all of the other investment funds managed by our investment adviser or its principals focus on investing in equity securities, we do not currently anticipate that there will be any overlap in the investments that our investment adviser considers for us and the other investment funds managed by it or its principals.

          Our investment adviser will be responsible for the selection and day-to-day supervision of our investments and for the oversight of our financial records and financial reporting requirements.

          Under the terms of our investment advisory agreement, we will pay our investment adviser an annual management fee calculated at an annual rate of 2.5% of our net assets up to $100 million and 2.0% of our net assets over $100 million. If we decide to incur indebtedness to make future investments in portfolio companies, the annual management fees will also include an amount equal to 1.5% of the outstanding indebtedness used to make such investments, since the value of such investments will be offset by such indebtedness for purposes of calculating net assets. The management fee will be determined at the end of each calendar quarter, and payable quarterly in arrears throughout the term of the investment advisory agreement. Our investment adviser will also be entitled to an incentive fee if we achieve certain performance targets, which fee will be paid in cash unless our investment adviser exercises its right to receive common stock in lieu of cash under our dividend reinvestment and cash purchase plan. Our investment adviser is responsible for the salaries and expenses of its personnel, office space costs, and local telephone and administrative support costs. See “The Investment Advisory Agreement.”

          As our net assets grow, our board of directors may consider certain changes to our management structure, including the possibility of changing it from being externally to internally managed. We believe that having an external management structure will provide us with access to a stronger infrastructure than we would be able to provide on a stand-alone basis with the management fees that we pay. If our net asset value grows through investment gains or through additional equity offerings, we may reach the conclusion that the most cost-effective manner of managing our business is through a different management structure.

          The investment advisory agreement will be effective for an initial term of two years and may be continued thereafter, from year to year, provided that its continuance is approved annually by our board of directors or by an affirmative vote of the holders of a majority of our outstanding voting securities, including in either case, the approval by our independent directors. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Litigation and Proceedings Involving the Investment Adviser

          On September 25, 2002, Phillip Goldstein, a director and shareholder of Brantley Capital Corp. (“BCC”), filed a lawsuit in the United States District Court for the Northern District of Ohio against BCC, Robert P. Pinkas, James P. Oliver, Benjamin F. Bryan and IVS Associates, Inc. alleging, among other things, that BCC engaged in wrongdoing and that the individual defendants breached their fiduciary duties during BCC’s annual meeting of stockholders held on September 17, 2002. BCC asserted a counterclaim against Mr. Goldstein alleging violations of the proxy rules and the failure to disclose his participation in a group as required by Regulation 13D. On March 19, 2003, BCC and Mr. Goldstein agreed to settle the litigation and entered into a memorandum of understanding with Mr. Goldstein, pursuant to which Mr. Goldstein agreed to dismiss the lawsuit he filed against BCC in September 2002, subject to compliance with the 1940 Act. BCC has had correspondence with the staff of the Division of Investment Management at the SEC and is currently in the process of responding to the staff’s comments regarding the memorandum of understanding. The proposed memorandum of understanding is subject to approval by BCC’s board of directors and shareholders, and the receipt of exemptive relief from the SEC.

          On October 4, 2002, BCC received notice from the Midwest Regional Office (“MRO”) of the SEC that it was inquiring into activities involving the 2002 annual meeting. BCC has stated that it will cooperate with the inquiry. The letter from the MRO states that the inquiry should not be construed as an indication by the staff of that office that any violation of law has occurred, or as a reflection upon any person or entity that may be involved.

          On October 8, 2002, Thomas Kornfeld and Robert Struogo filed a purported class action lawsuit in the United States District Court, Northern District of Ohio, Eastern Division, against BCC, Robert P. Pinkas, Brantley Capital Management, L.L.C. (“BCM”), James P. Oliver, Benjamin F. Bryan, Paul H. Cascio, Peter Saltz, Michael J. Finn, L. Patrick Bales, IVS Associates, Inc. and JMP Securities, LLC. The suit alleges, among other things: that (i) the individual defendants breached their fiduciary duty with respect to BCC’s annual meeting of stockholders on September 17, 2002, (ii) the individual defendants breached their fiduciary duty with respect to their approval of the investment advisory agreement and payment of fees to BCM during the period when BCM had been deregistered by the SEC as an investment adviser under the 1940 Act and (iii) JMP Securities LLC, in its efforts to attempt to find a buyer for the shares held by a dissident shareholder, were not acting as financial advisor for BCC. The suit seeks, among other things, that the votes held as proxies by Mr. Goldstein be counted and his nominees be placed on BCC ’s board of directors, that the investment advisory agreement with BCM be terminated, that BCC recover all fees paid to BCM and return of funds paid by BCC to JMP Securities LLC. Based on the advice of legal counsel they retained specifically to consider the matter, BCC’s disinterested directors determined that there should be no disgorgement of fees paid to BCM. Our investment adviser believes it has meritorious defenses to this action, and that the lawsuit will be settled with minimal expense subject to the approval of the SEC. However our investment adviser cannot predict the outcome of this litigation.

Competition

          Although we intend to target investments in the $4 million to $15 million range in middle market companies, where we believe we will face less competition from other financing sources, we will compete with a number of private equity and mezzanine funds, investment banks and other equity and non-equity based investment funds, as well as traditional financial services companies such as commercial banks and other sources of financing, in connection with our proposed investment activity. Many of these entities have greater financial and managerial resources than we do. We believe we will compete with these entities primarily on the basis of our willingness to make smaller-sized investments, the quality of our services, the experience and contacts of our investment adviser, our investment analysis and decision-making processes, and the investment terms we offer with respect to the securities to be issued by our portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — We operate in a highly competitive market for investment opportunities.”

Employees

          Our investment adviser will provide all of the personnel necessary to operate our business, and thus we will not have any employees.

Properties

          Our corporate headquarters and that of our investment adviser are located at 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio, 44122. We do not own or lease any office space directly. We believe our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

          As of the date of this prospectus, we are not party to any material pending legal proceedings and no such material proceedings are known by us to be contemplated. For a description of litigation involving our investment adviser, see “Business — Investment Adviser — Legal Proceedings.”

MANAGEMENT

          Our business and affairs are managed under the direction of our board of directors. Our board of directors is responsible for quarterly valuations of our assets as well as general oversight and management of our investment portfolio. The board of directors currently consists of five members, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. The board of directors elects our officers who serve at the pleasure of the board of directors.

Directors and Executive Officers

          Our directors and executive officers and their positions are set forth below. The address of each director and executive officer is 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio 44122.

Biographical Information

          The following information sets forth the name and principal occupation or employment of each of our directors and executive officers.

Independent Directors

          L. Patrick Bales is one of our directors and is the President of and a partner with the firm of Bales Partners, Inc., an executive search consulting firm that services smaller growth companies as well as major corporations in both the private and public sectors. The firm conducts executive search assignments both domestically and internationally and has affiliate offices in London and Tokyo. Mr. Bales also serves as a director of Brantley Capital Corporation, an investment company for which Brantley Capital Management, L.L.C. is also an investment adviser. Previously, Mr. Bales was employed with Paul R. Ray & Company from 1981 to 1983 in their Chicago office and was on the professional staff of two other search firms in the Chicago area from 1975 to 1981. He spent five years with Weber Marking Systems prior to embarking upon his career in executive search.

          Benjamin F. Bryan is one of our directors and is President of Owl Properties Company, a real estate management company. He is also a managing member of Synergy Capital LLC, a real estate investment and development entity. From 1996 to 2003, Mr. Bryan served as a director of Brantley Capital Corporation. From 1992 to 1997, Mr. Bryan served as Executive Vice President and a director of The Tower Properties Company, a publicly-owned Kansas City, Missouri-based developer, owner and manager of real estate. From 1980 to 1991, Mr. Bryan held a series of public policy and public administration positions, including Executive Assistant to the Mayor of Cleveland, Public Affairs Manager with the Denver Chamber of Commerce and Executive Director of the Metro Denver Transportation Development Commission.

          Peter Saltz is one of our directors and is a consultant to KraftMaid Cabinetry, Inc., the second largest cabinet manufacturer in the United States. Mr. Saltz is also a director of Brantley Capital Corporation, an investment company for which Brantley Capital Management, L.L.C. is also an investment adviser. Mr. Saltz served as Vice Chairman of Finance from 1997 to 1999 and Senior Executive Vice President and Chief Financial Officer of KraftMaid from 1980 to 1997 and has over 29 years of experience as a certified public accountant in the United States and South Africa. Mr. Saltz holds a limited partnership interest in Brantley Venture Partners III, L.P. and in Brantley Partners IV, L.P.

Interested Directors

          Robert P. Pinkas is Chairman of our Board of Directors, our President and our Chief Executive Officer and is Chairman of the Board, Chief Executive Officer, Treasurer and majority owner of Brantley Capital Management, L.L.C., which serves as our investment adviser. Mr. Pinkas is also Chairman of the Board, Chief Executive Officer, Treasurer and a director of Brantley Capital Corporation, an investment company for which Brantley Capital Management, L.L.C. is also an investment adviser. He is also a general partner of Brantley Micro Cap Management, L.P., which is the general partner of Brantley Micro Cap Fund, L.P., a private hedge fund, and a founding member of Brantley Asset Management LLC, a registered investment adviser. Mr. Pinkas was the founding partner of Brantley Venture Partners, L.P., a venture capital fund started in 1987, and led the formation of three related venture capital funds, Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. A family limited partnership of which Mr. Pinkas is the sole general partner serves as a general partner of the sole general partner of each of Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. From 1981 to 1987, Mr. Pinkas was active in venture capital management and financing as a founding director and investor in seven early-stage companies. He serves on the board of directors of several portfolio companies in which one or more of Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. have invested. Additionally, Mr. Pinkas is a director at Pediatric Services of America, Inc. and director and Chairman of the Board of Waterlink, Inc. Mr. Pinkas has an A.B. and an A.M. from Harvard University and a J.D. from the University of Pennsylvania. He is a member of the New York Bar.

          Shawn M. Wynne is a Managing Director and a member of our board of directors. Mr. Wynne is also a principal of Brantley Capital Management, L.L.C., which serves as our investment adviser. Mr. Wynne is primarily responsible for the origination, evaluation, structuring and management of our investment activities. Mr. Wynne also serves as Vice President of Brantley Capital Corporation, an investment company for which Brantley Capital Management, L.L.C. is also an investment adviser. Prior to joining Brantley Partners in 2001, Mr. Wynne was a Director at Stonehenge Partners Inc., the successor firm to Banc One Capital Markets, Banc One Corporation’s investment banking and principal investment entity, which managed $500 million in assets. He was responsible for origination, execution and management of mezzanine and preferred stock investments for Banc One Capital Markets, Inc. During his career at Banc One, Mr. Wynne participated in financings of middle market companies, both as agent and as a principal investor. Prior to joining Banc One Capital Markets, Mr. Wynne held senior business development and group management positions with Banc One and the Bank of Nova Scotia. He is a member of the board of directors of various private companies. Mr. Wynne has a B.B.A. from Kent State University and a M.B.A. from the Fisher College of Business at The Ohio State University.

Executive Officers Who Are Not Directors

          Jeffrey D. Kadlic is a Managing Director, and our Secretary. Mr. Kadlic is also a principal of Brantley Capital Management, L.L.C., which serves as our investment adviser. Mr. Kadlic is primarily responsible for the origination, evaluation, structuring and management of our investment activities. Mr. Kadlic also has senior management responsibilities at Brantley Partners. Prior to joining Brantley Partners in June 2000, Mr. Kadlic was at Prudential Capital Group, the private investment arm of The Prudential Life Insurance Company of America, where he was responsible for marketing, originating and underwriting senior, mezzanine and equity securities issued by privately and publicly owned companies. Prior to joining Prudential, Mr. Kadlic was at LaSalle National Bank in its structured finance division. He is a member of the board of directors of various private companies. Mr. Kadlic received a B.A. from Miami University (Ohio) and a M.M. from the Kellogg Graduate School of Management at Northwestern University.

          Tab A. Keplinger is our Chief Financial Officer and Treasurer. Mr. Keplinger also serves as Vice President and Chief Financial Officer of Brantley Capital Corporation, an investment company for which Brantley Capital Management, L.L.C. is also an investment adviser. Mr. Keplinger is also a principal of Brantley Capital Management, L.L.C., which serves as our investment adviser. Prior to joining Brantley Partners in 1996, Mr. Keplinger was Vice President and Chief Financial Officer of Victoria Financial Corporation. During Mr. Keplinger’s tenure, Victoria Financial significantly grew its revenues and successfully completed initial and secondary public offerings. Victoria Financial was sold to USF&G in 1996. Before joining Victoria Financial Corporation in 1990, Mr. Keplinger was a senior audit manager in the manufacturing and service sectors for KPMG Peat Marwick. Mr. Keplinger has a B.B.A. from Kent State University and is a Certified Public Accountant.

Independent Directors

	Position(s)	Term of Office(1)		Number of Portfolios	Other
	Held With the	and Length of	Principal Occupation(s)	in Fund Complex	Directorships
Name and Age	Company	Time Served	During Past Five Years	Overseen by Director(2)	Held By Director

L. Patrick Bales 61	Director	December 2003 to present	Partner with the firm of Bales Partners, Inc., an executive search consulting firm that services smaller growth companies as well as major corporations in both the private and public sector (from 1983 to present).	Two	Mr. Bales is currently a director of Brantley Capital Corporation.
Benjamin F. Bryan 50	Director	December 2003 to present	President of Owl Properties Company, a real estate management company (from 1997 to present); Managing director at Synergy Capital LLC, a real estate investment and development entity (from 1999 to present).	One	None
Peter Saltz 61	Director	December 2003 to present	Consultant to KraftMaid Cabinetry, Inc., the second largest cabinet manufacturer in the United States (from 1999 to present); Vice Chairman of Finance of KraftMaid (from 1997 to 1999).	Two	Mr. Saltz is currently a director of Brantley Capital Corporation.

(1)	Our board of directors is divided into three classes of directors serving staggered three-year terms. Mr. Bales’ term will expire in , Mr. Bryan’s term will expire in and Mr. Saltz’s term will expire in .

(2)	The funds in this complex are Brantley Capital Corporation and Brantley Mezzanine Capital Corp.

Interested Directors

	Position(s)	Term of Office(1)		Number of Portfolios	Other
	Held With the	and Length of	Principal Occupation(s)	in Fund Complex	Directorships
Name and Age	Company	Time Served	During Past Five Years	Overseen By Director(3)	Held By Director

Robert P. Pinkas(2) 50	Chairman of the Board, President and Chief Executive Officer	December 2003 to present	Chairman of the Board, Chief Executive Officer, Treasurer and a principal of Brantley Capital Management, L.L.C. (from 1996 to present); Chairman of the Board, Chief Executive Officer, Treasurer and a director of Brantley Capital Corporation (from 1996 to present); General Partner of Brantley Micro Cap Management, L.P., which is the general partner of Brantley Micro Cap Fund, L.P., a private hedge fund; Member of Brantley Asset Management LLC, a registered investment adviser; Sole general partner of general partner of each of Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P.	Two	Mr. Pinkas is currently a director of Pediatric Services of America, Inc. and Chairman of the Board and a director of Waterlink, Inc.
Shawn M. Wynne(2) 45	Managing Director and Director	December 2003 to present	Principal of Brantley Capital Management, L.L.C.; Vice President of Brantley Capital Corporation (from 2001 to present); Director at Stonehenge Partners Inc., the successor firm to Banc One Capital Markets, Banc One Corporation’s investment banking and principal investment entity (from 1999 to 2001). Mr. Wynne’s prior business experience includes origination, execution and management of mezzanine and preferred stock investments for Banc One Capital Markets, Inc. (from 1995 to 1999).	Two	None

(1)	Our board of directors is divided into three classes of directors serving staggered three-year terms. Mr. Pinkas’ term will expire in , Mr. Wynne’s term will expire in .

(2)	Mr. Pinkas is considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and because of his relationship with our investment adviser. Mr. Wynne is considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and because of his relationship with our investment adviser.

(3)	The funds in this complex are Brantley Capital Corporation and Brantley Mezzanine Capital Corp.

Executive Officers Who Are Not Directors

	Position(s) Held		Principal Occupation(s)
Name and Age	With the Company	Length of Time Served	During Past Five Years

Jeffrey D. Kadlic 33	Managing Director and Secretary	December 2003 to present	Principal of Brantley Capital Management, L.L.C. (from 2003 to present); Mr. Kadlic’s prior business experience includes marketing, originating and underwriting senior, mezzanine and equity securities issued by privately and publicly owned companies. Prior to Brantley he worked for Prudential Capital Group, the private investment arm of The Prudential Life Insurance Company of America (from 1997 to 2000).
Tab A. Keplinger 43	Chief Financial Officer	December 2003 to present	Principal of Brantley Capital Management, L.L.C. (from 1996 to present); Vice President and Chief Financial Officer of Brantley Capital Corporation (from 1996 to present).

Board of Directors

          Under our charter, our directors are divided into three classes, designated Class I, Class II and Class III. The Class I directors are                     and will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2004. The Class II directors are                     and will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2005. The Class III directors are                     and will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2006. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. At each annual meeting of our stockholders, the successors to the class of directors whose terms expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Committees of the Board of Directors

          The board of directors maintains an audit committee, nominating committee and valuation committee and may establish additional committees in the future. We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

Audit Committee

          The members of the audit committee are Messrs. Bales, Bryan and Saltz, each of whom is an independent director. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants; reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

          The audit committee performs its oversight and responsibilities pursuant to a written charter adopted by the board of directors.

Nominating Committee

          The members of the nominating committee are Messrs.             ,             and             , each of whom is an independent director. The nominating committee is responsible for identifying individuals qualified to become board members and recommending to the board of directors nominees for the next annual meeting of stockholders. The nominating committee will not consider nominees recommended by stockholders.

Valuation Committee

          The members of our valuation committee are Messrs.             ,             and             , each of whom is an independent director. The valuation committee is responsible for reviewing and approving in good faith the fair value of securities that are not publicly traded, which valuations are then approved by our entire board of directors.

          The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and the dollar range of equity securities owned by each of our directors in all registered investment companies overseen by each director which is in the same “family of investment companies,” as that term is defined in the 1940 Act, as we are.

Aggregate Dollar Range
of Equity Securities in
All Registered
Investment Companies
	Dollar Range of Equity	Overseen by Director in
	Securities in the	Family of Investment
Name	Company(1)	Companies

Independent Directors
L. Patrick Bales	None	$1-$10,000
Benjamin F. Bryan	None	$50,001-$100,000
Peter Saltz	None	over $100,000
Interested Directors
Robert P. Pinkas	$1-$10,000	over $100,000
Shawn M. Wynne	$1-$10,000	$50,001-$100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Compensation of Directors and Officers

          The following table sets forth information regarding the compensation expected to be received by our directors and our executive officers for the calendar year ending December 31, 2004. No compensation is paid to directors and officers who are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Compensation Table

			Pension or	Total Compensation
	Aggregate		Retirement Benefits	from Fund and
Name of Director or	Compensation from		Accrued as Part of	Fund Complex Paid
Officer, Position	the Company(1)		Fund Expenses(2)	to Directors

L. Patrick Bales	$		N/A	$
Director
Benjamin F. Bryan	$		N/A	$
Director
Jeffrey D. Kadlic		—	N/A	—
Managing Director and Secretary
Tab A. Keplinger		—	N/A	—
Chief Financial Officer and Treasurer
Robert P. Pinkas		—	N/A	—
Chairman of the Board, President and Chief Executive Officer
Peter Saltz	$		N/A	$
Director
Shawn M. Wynne		—	N/A	—
Managing Director and Director

(1)	We are newly-formed, and the amounts listed are estimated for the year 2004.

(2)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

          The independent directors will receive an annual fee of $                    and will receive $                    plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board or committee meeting in person and $                    in connection with participating in each board or committee meeting by telephone.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of common stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who own of record or are known by us to beneficially own 5% or more of our outstanding common stock, each of our directors and executive officers and all directors and executive officers as a group immediately prior to this offering and giving effect to this offering (assuming no exercise of the underwriters’ over-allotment option):

		Percentage of	Percentage of
		Shares Owned	Shares Owned
		Immediately	Immediately
		Prior to this	After this
Name	Type of Ownership	Offering	Offering(1)

Brantley Capital Management, L.L.C.(2)	Record and Beneficial	100%	%
All Directors and Executive Officers as a Group (7 persons)(3)	Beneficial	0%	%

(1)	Assumes issuance of shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(2)	The beneficial interest holders of 85% of the equity interest in Brantley Capital Management, L.L.C. are Robert P. Pinkas, Shawn M. Wynne, Jeffrey D. Kadlic and Tab A. Keplinger. The address for all officers and directors is c/o Brantley Mezzanine Capital Corp., 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio 44122.

(3)	Their ownership is attributable to the shares owned by Brantley Capital Management, L.L.C.

OUTSTANDING SECURITIES

          The following table sets forth certain information regarding our authorized shares and shares outstanding as of December 17, 2003.

		Shares held
	Shares	by Company	Shares
Title of Class	Authorized	for its Account	Outstanding

Common Stock	100,000,000	0	100

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Our investment adviser is responsible for the selection and day-to-day supervision of our portfolio investments. Relationships between us and our investment adviser, including operational responsibilities, duties and compensation, are governed by the investment advisory agreement. Throughout the term of the investment advisory agreement, we are required to pay to our investment adviser an annual management fee that will be calculated at an annual rate of 2.5% of our net assets up to $100 million and 2.0% of our net assets over $100 million. If we decide to incur indebtedness to make future investments in portfolio companies, the annual management fee will also include an amount equal to 1.5% of the outstanding indebtedness used to make such investments, since the value of such investments will be offset by such indebtedness for purposes of calculating net assets. The management fee will be determined at the end of each calendar quarter and payable in arrears. Our investment adviser will also be entitled to an incentive fee if we achieve certain performance targets. Robert P. Pinkas, our Chairman of the Board, President, Chief Executive Officer and one of our directors, Shawn M. Wynne, one of our Managing Directors and directors, Jeffrey D. Kadlic, one of our Managing Directors and our Secretary and Tab A. Keplinger, our Chief Financial Officer and Treasurer, are each an officer and manager of our investment adviser. Mr. Pinkas is also a control person of our investment adviser as he owns greater than 25% of its voting securities.

          In 2003, Mr. Pinkas invested $100,000 in Dakota LLC, a real estate development company which is managed by Benjamin F. Bryan, one of our independent directors. Mr. Pinkas’ investment represents a 13.3% ownership interest in Dakota LLC. Mr. Pinkas also holds a 30% ownership interest in the Brantley Synergy Project, LLC, a real estate development company in which Synergy Capital LLC, a real estate investment and development company managed by Mr. Bryan, also holds a 20% ownership interest.

          Mr. Pinkas is also a trustee of two irrevocable trusts of which the children of Peter Saltz, one of our independent directors, are beneficiaries and for which Mr. Saltz was the grantor. Mr. Pinkas has investment-making authority over the assets of these trusts.

THE INVESTMENT ADVISORY AGREEMENT

          Pursuant to the investment advisory agreement, Brantley Capital Management, L.L.C. will serve as our investment adviser. The address of our investment adviser is 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio 44122. The investment adviser will, subject to the overall supervision of our board of directors, administer our business affairs and furnish us with office facilities and clerical, bookkeeping and record keeping services at such facilities. See “Management.”

          Pursuant to the terms of the investment advisory agreement, our investment adviser will be responsible for, among other things:

•	determining what securities we will purchase, retain or sell;

•	identifying, evaluating and negotiating the structure of the investments we make;

•	arranging debt financing for us, if any;

•	providing portfolio management and servicing of securities in our portfolio; and

•	administering our day-to-day affairs.

          Our investment adviser will also be responsible for oversight of the administrator responsible for the financial records required to be maintained by us and will assist in the preparation of financial information for reports to stockholders and reports filed with the SEC. In addition, our investment adviser will assist us in determining and publishing our net asset value, oversee both the preparation and filing of our tax returns, the printing and dissemination of stockholder reports, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others.

          The investment advisory agreement is not exclusive, and our investment adviser is free to furnish similar services to others so long as its services to us are not impaired.

Fees

          We will pay Brantley Capital Management, L.L.C. a fee for investment advisory services consisting of two components — a base management fee and an incentive fee.

          The base management fee will be calculated at an annual rate of 2.5% of our net assets up to $100 million and 2.0% of our net assets over $100 million. If we decide to incur indebtedness to make future investments in portfolio companies, the base management fee will also include an amount equal to 1.5% of the outstanding indebtedness used to make such investments, since the value of such investments will be offset by such indebtedness for purposes of calculating net assets. For services rendered under the investment advisory agreement, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our net assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter. The management fee for any partial quarter will be appropriately pro-rated.

          The incentive fee will be comprised of two parts. One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any consulting or other fees that we receive from portfolio companies but does not include any net realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of the applicable annual “hurdle rate.” Our investment adviser will be entitled to 20.0% of the excess (if any) of our pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. The annual hurdle rate will be 8.0%. The calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing on December 31, 2004 and will equal 20.0% of our net realized capital gains for the calendar year less any net unrealized capital losses at the end of such year.

Examples of Incentive Fee Calculation

Total incentive fee = Income related portion of incentive fee plus capital gains portion of incentive fee

Example 1: Income-related portion of incentive fee:((1))

Alternative 1:

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 8.0%
Hurdle rate = 8.0%
Management fee = 2.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1.0%

Incentive fee = 20.0% × (investment income - (hurdle rate + management fee + other expenses))

Incentive fee = 20.0% × (8.0% - (8.0% + 2.5% + 1.0%))
= 20.0% × (8.0% - 11.5%)
= 20.0% × -3.5%
= -0.7%
= no incentive fee

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 13.0%
Hurdle rate = 8.0%
Management fee = 2.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1.0%

Incentive fee = 20.0% × (13.0% - (8.0% + 2.5% + 1.0%))

                     = 20.0% × (13.0% - 11.5%)
                     = 20.0% × 1.5%
                     = 0.3%

Example 2: Capital gains portion of incentive fee:((2))

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6.0% net realized capital gains and 1.0% net unrealized capital losses

Capital gain incentive fee = 20.0% x (net realized capital gains for year less net unrealized capital losses at year end)

Year 1 incentive fee = 20.0% × (0)
= 0
= no incentive fee

Year 2 incentive fee = 20.0% × (6.0% - 1.0%)
= 20.0% × (5.0%)
= 1.0%

     (1) For purposes of this example, these calculations are shown on an annual basis and the hypothetical amount of returns shown are based on a percentage of our total assets.
     (2) The hypothetical amount of returns shown are based on a percentage of our total net assets.

Total Incentive Fee

          To determine the total incentive fee, the income-related portion of the incentive fee will be added to the capital gains portion of the incentive fee. For example, if the income-related portion of the incentive fee is 0.3% as set forth in Alternative 2 to the first example above and the capital gains portion of the incentive fee is 1.0% as set forth in Year 2 to the second example above, the total incentive fee would be 1.3% as a percentage of our average net assets. These amounts are based on the hypothetical amounts reflected in the above examples, and the actual amount for either portion of the incentive fee may differ.

Expenses

          Our investment adviser will be responsible for the salaries and expenses of its own personnel and for certain additional expenses, including but not limited to:

•	all costs associated with identifying and selecting prospective investments; and

•	the cost of providing adequate corporate, administrative and clerical personnel for us.

          Under the investment advisory agreement, we are responsible for all other costs and expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, independent audits and non-audit services and outside legal costs and all other expenses incurred by either our investment adviser (except as expressly assumed under the investment advisory agreement) or us in connection with administering our business, including payments under the Administration Agreement.

Duration and Term

          Upon approval by our board of directors, the investment advisory agreement, unless terminated earlier as described below, will be effective for an initial term of two years and may be continued thereafter, from year to year provided that its continuance is approved annually by our board of directors or by an affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by our independent directors. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors — We depend on our investment adviser for our future success.”

Indemnification

          The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Brantley Capital Management, L.L.C. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services by the investment adviser under the investment advisory agreement or otherwise as our investment adviser.

Board Approval Of the Investment Advisory Agreement

          Our board of directors will meet in the near future to approve the investment advisory agreement. In connection with its approval of the investment advisory agreement, the board of directors expects to review information it receives relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser;

•	data with respect to advisory fees or similar expenses paid by other comparable business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to comparable business development companies;

•	any existing and potential sources of indirect income to the investment adviser from its relationship with us;

•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;

•	the organizational capability and financial condition of the investment adviser;

•	the investment adviser’s practices regarding the selection and compensation of any brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and

•	the possibility of obtaining similar services from other investment advisers or through an internally managed structure.

          The independent directors will be represented by independent counsel to assist them in their deliberations.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”)). The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

          A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source;

•	a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust; or

•	any other person whose income or gain in respect of our common stock is effectively connected with a U.S. trade or business.

          A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

          If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

          Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As a Regulated Investment Company

          As a business development company, we intend to elect to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, we generally will not have to incur corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a regulated investment company, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below).

Taxation As a Regulated Investment Company

          If we:

•	qualify as a regulated investment company; and

•	distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of net realized short-term capital gains over net realized long-term capital losses (the “Annual Distribution Requirement”);

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) that we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

          We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

          In order to qualify as a regulated investment company for U.S. federal income tax purposes, we must, among other things:

•	qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other regulated investment companies, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

          We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants or other equity interests), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

          Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Furthermore, although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments. In addition, if we were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we could be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, defer our losses, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders.

          Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy our distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met, which could prevent us from making the distributions necessary to avoid entity-level income or excise taxation. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

          If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. See “Failure to Qualify as a Regulated Investment Company.”

          The remainder of this discussion assumes that we qualify as a regulated investment company and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

          Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends we received from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. However, it is anticipated that distributions paid by us will generally not be attributable to dividends we received and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Any distribution automatically reinvested in additional shares of our common stock through our opt out dividend reinvestment plan will be taxable to a stockholder to the same extent, and with the same character, as if such stockholder received the distribution in cash. Any additional shares of our common stock acquired by a stockholder pursuant to such an automatic reinvestment of a distribution will have an adjusted tax basis equal to the amount of the reinvested distribution and will have a holding period that will commence on the date such shares are acquired by, or allocated for the benefit of, such stockholder. A portion of our distributions may be subject to alternative minimum tax. You should consult your own tax adviser to determine how an investment in our stock would affect your alternative minimum tax liability. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Any such capital gain will generally be long-term capital gain if the common stock has been held for more than one year.

          We currently intend to retain realized long-term capital gains to supplement our equity capital and support the growth of our investment portfolio, although our board of directors may determine in certain cases to make a distribution of long-term capital gains. We will designate the retained amount as a “deemed distribution.” Among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in computing long-term capital gains as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of our common stock shortly before the record date of a distribution at a price that includes the value of the distribution, the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

          A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

          In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

          We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

          We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

          Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

          Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an U.S. income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

          Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

          If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Qualify As a Regulated Investment Company

          If we were unable to qualify for treatment as a regulated investment company, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our non-corporate stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Any such capital gain would generally be a long-term capital gain if the common stock has been held for more than one year. If we are initially unable to qualify as a regulated investment company and qualify as a regulated investment company in a later year we will generally be required to pay a corporate level tax on any built-in gain with respect to assets held by us prior to our qualification as a regulated investment company that is recognized within 10 years after our regulated investment company qualification.

REGULATION

          We are a business development company under the 1940 Act and intend to elect to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by the holders of a majority of our outstanding voting securities.

Qualifying Assets

          Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company which we control;

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization;

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company;

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities; and

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Significant Managerial Assistance

          In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

          Pending investments in the types of securities described above, we will invest our cash in cash equivalents, government securities and high quality debt securities maturing in one year or less from the time of investment. Typically, we will invest in U.S. Treasury bills or in repurchase obligations of a “primary dealer” in government securities, as designated by the Federal Reserve Bank of New York, or of any other dealer whose credit has been established to the satisfaction of the board of directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a regulated investment company for federal income tax purposes. We do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor’s money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. Our custodian, or the correspondent in its account with the Federal Reserve/ Treasury Book Entry System, will be required to constantly maintain underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the underlying security were less than the repurchase price. A seller’s bankruptcy could delay or prevent a sale of the underlying securities. Our board of directors has established procedures, which it will review periodically, requiring us to monitor the creditworthiness of the dealers with which we enter into repurchase agreement transactions.

Our Investment Policies

          Our investment objectives are to provide our stockholders with current income primarily generated from origination fees and interest on our subordinated note investments and to enable our stockholders to participate in the value and potential long-term capital growth of our portfolio companies through the warrants or other equity instruments that we expect to acquire in connection with our investments.

          In making investments and managing our portfolio, we will adhere to the following policies (which, except for retaining our status as a business development company, may be changed by a majority vote of our board of directors without stockholder approval). The percentage restrictions set forth below, as well as those contained elsewhere in this prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

          We will at all times conduct our business so as to retain our status as a business development company. We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company without the approval of the holders of a majority of our outstanding voting stock (as defined under the 1940 Act).

          As a matter of policy, we will not:

•	act as an underwriter of securities of other issuers (except to the extent that we may be deemed to be an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public);

•	purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, (B) own the securities of companies that are in the business of buying, selling or developing real estate or (C) finance the purchase of real estate by our portfolio companies);

•	sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies);

•	purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or

•	engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

          We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed to be an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Independent Directors

          The 1940 Act requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act.

Affiliated Transactions and Co-Investments

          The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, we are prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any of our directors or officers, our investment adviser or any entity controlled or advised by any of them.

          We will not co-invest with other affiliated Brantley companies or funds. Other affiliated Brantley companies and funds and our investment adviser have obtained exemptive relief from the SEC to permit co-investments in a portfolio company by a Brantley business development company and other affiliated Brantley companies or funds, subject to various conditions intended to result in fair allocations of investment opportunities. Because our investment focus differs from these other affiliated Brantley companies or funds, we have determined not to rely on this exemptive relief and have adopted an investment policy restricting co-investments involving affiliated Brantley companies or funds. Any change in this policy will require approval by a majority of our independent directors.

Senior Securities

          We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — We may borrow money to fund our future investments, which could magnify the potential for gain and loss on amounts invested and could increase the risk of investing in our common stock.”

Code of Ethics

          We and our investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

          You may read and copy each code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

          We have delegated our proxy voting responsibility to our investment adviser, Brantley Capital Management, L.L.C. Our investment adviser has adopted written proxy voting policies and procedures to comply with its obligations under the Advisers Act to vote proxies in the best interests of its clients, including us. This proxy voting policy will be used for voting any proxies for our investments. Because proxy voting is unusual for mezzanine investments, the policy will usually only apply to changes in features of our investments, such as consents to changes or waivers for terms of an investment through proxy solicitation. The policy also applies to any equity securities we hold with voting rights. The policies contain procedures that will be used if there is or may be conflicts of interest between us and our investment adviser for any proxy vote. A copy of the proxy voting policy and a record of proxies voted for our investments is available at no charge by contacting our corporate secretary at the following address:

Brantley Mezzanine Capital Corp.

3201 Enterprise Parkway, Suite 350
Beachwood, Ohio 44122
(216) 464-8400
Attention: Secretary

DETERMINATION OF NET ASSET VALUE

          The net asset value per share of our outstanding shares of common stock will be determined quarterly, as soon as practicable after, and as of the end of, each calendar quarter, by dividing the value of total assets minus total liabilities by the number of shares outstanding at the date as of which such determination is made.

          In calculating the value of our total assets, we will value securities that are publicly traded at the closing price on the valuation date for exchange traded and NASDAQ listed securities or the average of the bid and asked prices for other securities. Debt and equity securities that are not publicly traded will be valued at fair value as determined in good faith by the valuation committee of our board of directors based on the recommendation by our investment adviser and under valuation guidelines adopted by our board of directors, and then approved by our entire board of directors. Initially, the fair value of these securities will be their original cost. Debt securities valued at cost would be revalued for significant events affecting the issuer’s performance and equity securities valued at cost would be revalued if significant developments or other factors affecting the investment provide a basis for valuing the security at a price other than cost, such as results of subsequent financing, the availability of market quotations, the portfolio company’s operations and changes in market conditions. For warrants, our cost usually will be a nominal amount, such as $.01 per share. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost. Debt securities which are publicly traded will be valued by using market quotations obtained from pricing services or dealers. Our valuation guidelines are subject to periodic review by our board of directors and may be revised in light of our experience, regulatory developments or otherwise.

          Determination of fair values involves subjective judgment and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

          Pursuant to our dividend reinvestment and cash purchase plan, stockholders whose shares of our common stock are registered in their own names will be included in the plan unless they opt out of participation in the plan. In the case of our stockholders such as banks, brokers or nominees that hold our common stock for others who are beneficial owners, our plan agent will administer the plan on the basis of the number of shares of our common stock certified by such beneficial owners as registered for stockholders that have not elected to opt out of the plan. Investors that own shares of our common stock registered in the name of such a beneficial owner should consult with such nominee as to participation or withdrawal from the plan. Our agent for the plan is                     . For contact information for our plan agent, see “Administrator, Custodian, Transfer and Dividend Paying Agent and Registrar.”

          Under the plan, when we declare a dividend or distribution, the amounts to which a participant is entitled will be reinvested in our common stock. The plan provides a way for stockholders to maintain an undiluted investment in the Company while allowing us to pay the required distributable income. We will either issue such shares or they will be purchased on the open market. If the market value per share of our common stock on the record date equals or exceeds the net asset value per share of our common stock on that date, we will issue new shares at a price equal to the net asset value per share. If the net asset value per share exceeds the market price, our plan agent will, as agent for the participant, buy shares of our common stock in the open market or in private transactions as soon as practicable after such date. If before our plan agent has completed the purchases, the market price exceeds the net asset value per share, our plan agent may suspend purchasing in the market and we will issue new shares at a price equal to net asset value per share to fulfill the purchase requirements. See “Determination of Net Asset Value.”

          Our plan agent will make an initial determination of the market value per share of our common stock by taking the higher of the average of the closing sales prices, as reported in The Wall Street Journal, at which shares of our common stock were traded on the last five days on which trading in the shares of our common stock was reported to have taken place on the Nasdaq National Market prior to the payment date of the dividend or distribution, and 95% of the opening sales price on the payment date, which may be up to three months after the date as of which the net asset value of the shares of our common stock was last determined.

          Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. Such stockholders will not, however, receive cash distributions from the Company to cover tax payments due, if any. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

          Participants also have the option, commencing on January 1 of each year, of making additional annual cash payments to the plan in any amount of $1,000 or more up to $10,000. Larger amounts may be accepted with the prior approval of our plan agent. Our plan agent will use all funds received from participants to purchase shares of our common stock in the open market on a quarterly basis. Any voluntary funds must be received no later than 10 days prior to such date and any prior deposit may be withdrawn if written request for withdrawal is received by our plan agent no later than 10 days prior to such date.

          Our plan agent maintains all stockholder accounts in the plan and furnishes written confirmation of all transactions in an account. Common stock in the plan is held in the name of the participant, and each stockholder’s proxy shall include any of his or her holdings in the plan.

          There is no charge to the participants for reinvesting dividends and distributions or for voluntary cash payments. The fees of our plan agent are paid out of our assets and are an indirect expense to our stockholders. There are no brokerage charges with respect to shares of our common stock issued directly by us for participants in the plan. However, each participant will pay a pro rata share of brokerage charges for shares purchased in the market.

          We, along with our plan agent, reserve the right to terminate the plan. Further, the plan may be amended by agreement between us and our plan agent upon 30 days’ notice to participants. A participant may withdraw from the plan upon written request to our plan agent, in which event, no further purchases of our common stock will be made for such withdrawing participant and all shares of our common stock and funds held for such participant will be forwarded to the participant or pursuant to the participant’s order. All communications regarding the plan should be directed to our plan agent.

DESCRIPTION OF OUR CAPITAL STOCK

          The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

          Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to list our common stock on the Nasdaq National Market under the ticker symbol “BMEZ.” There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

          Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

          All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights or sinking fund provisions and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

          Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act, which requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

          Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of any such proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

          Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that one of our present or former directors or officers has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

          The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

          Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2004, 2005 and 2006, respectively. Beginning in 2004, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

          Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

          Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

          Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

          Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting. See “— Calling of Special Meetings of Stockholders.”

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

          Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

          The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

          Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

          Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the board of directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

          Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

          Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

          The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority,

•	or a majority or more of all voting power.

          The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

          A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

          If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

          The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

          Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. We cannot assure you that this provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and that being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

          Under the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

          A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. In approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

          After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

          These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares within a five-year period immediately prior to the announced date of the proposed business combination.

          The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons, as defined in the 1940 Act, of the acquiring person. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

          Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

          Upon completion of this offering,                      shares of our common stock will be outstanding, based on the number of shares outstanding on                     , assuming no exercise of the underwriters’ over-allotment option. Of these shares,                      shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, other than shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

SHARE REPURCHASES

          Stockholders will not have the right to cause us to repurchase their shares. Although we will not offer to repurchase the stockholders’ shares on a periodic basis, we may offer to repurchase their shares if our board of directors deems it advisable. Under the 1940 Act, we may repurchase shares: (1) on a securities exchange or such other open market as may be designated by the SEC (provided that we have, in any such case, informed holders of the class of stock involved within the preceding six months of our intention to repurchase such stock), (2) by a tender offer open to all holders of the class of shares involved or (3) as otherwise permitted by the SEC and the Maryland General Corporation Law. If we intend to repurchase our shares other than on a securities exchange, in the open market or by making a tender offer, a rule adopted by the SEC under the 1940 Act provides that we must meet certain conditions regarding the distribution of our net income, the identity of the seller, the price paid, any brokerage commissions, prior notice to holders of the class of shares involved of an intention to purchase such shares and that the purchase is not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.

          Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value and shares of business development companies may trade at an even greater discount than shares of closed-end investment companies. These characteristics of closed-end investment companies and business development companies are separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock will be determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. We cannot assure you that we will ever conduct any open market purchases, and if we do conduct open market purchases, we may terminate them at any time. If we repurchase our shares for a price below their net asset value, the net asset value of those shares that remain outstanding would be enhanced. This does not necessarily mean, however, that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares by us would also decrease our total assets and accordingly may increase our expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce our net income.

ADMINISTRATOR, CUSTODIAN,

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

                              will serve as our administrator and will, subject to appropriate review and approval by our board of directors or our officers:

•	oversee the determination and publication of our net asset value;

•	oversee the maintenance by our custodian of certain of our books and records;

•	prepare income tax returns for review by our independent auditors;

•	review and arrange for payment of our expenses;

•	prepare financial information to be submitted to our stockholders and arrange for the printing and dissemination of reports and communications to our stockholders;

•	prepare periodic financial information required to be filed with the SEC;

•	prepare certain reports relating to our business and affairs;

•	oversee calculations of fees paid to our investment adviser, custodian and transfer agent;

•	provide periodic testing of portfolios to assist our investment adviser in complying with the Internal Revenue Code, the requirements of the 1940 Act and our investment policies; and

•	provide such other services as necessary to administer the ordinary course of our business.

          For its services, we will pay the administrator an annual fee based on our average net assets during such annual period of (i)                     % of the first $           million of average net assets; (ii)                     % of the next $           million of average net assets; and (iii)                     % of average net assets in excess of $           million, subject to a minimum annual fee of $          .

          An additional annual fee of $           will be applied if we engage in leverage transactions other than temporary borrowings. We also reimburse the administrator for its out-of-pocket expenses.

          Our administration agreement with                      also provides for certain limitations on the liability of                      and indemnification of                      by us under certain circumstances.                      cannot be held liable for damages under the agreement unless such damages were caused by gross negligence or willful misconduct, and such damages are limited to                      total annual compensation under the administration agreement. In addition, we agree to indemnify                      against any claims made under the administration agreement that are not the result of the gross negligence or willful misconduct of                     , its officers or employees.

                              is our transfer and dividend paying agent and registrar as well as our custodian. The address and telephone number of                     is                     .

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available.

UNDERWRITING

          Subject to the terms and conditions set forth in our underwriting agreement with Jefferies & Company, Inc. and JMP Securities LLC as representatives of the several underwriters, we have agreed to sell to each of the underwriters, and each of the underwriters has severally agreed to purchase, the number of shares of common stock set forth opposite their names below.

Underwriter	Number of Shares

Jefferies & Company, Inc.
JMP Securities LLC

Total

          The underwriting agreement provides that the obligation of the several underwriters to purchase the shares offered by us are subject to some conditions. The underwriters are obligated to purchase all of the shares of common stock offered by us, other than those covered by the over-allotment option described below, if any of the shares are purchased. The underwriting agreement also provides that, in the event of a default by an underwriter, in some circumstances the purchase commitments of non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

          The underwriters initially propose to offer our common stock directly to the public at the public offering price set forth on the cover page of this prospectus, and to certain dealers at such offering price less a concession not to exceed $           per share. The underwriters may allow, and such dealers may reallow, a concession not to exceed $                     per share to certain other dealers. After this offering, the public offering price, the concession to certain dealers and the reallowance to other dealers may be changed by the underwriters. Investors must pay for any shares purchased in the offering on or before                     , 2004.

          We have granted the underwriters an option exercisable during the 30-day period after the date of this prospectus to purchase, at the initial offering price less underwriting discounts and commissions, up to an additional                      shares of common stock for the sole purpose of covering over-allotments, if any. To the extent that the underwriters exercise the option, each underwriter will be committed, subject to certain conditions, to purchase that number of additional shares of our common stock that is proportionate to such underwriter’s initial commitment as indicated in the table above.

          The following table provides information regarding the per share and total underwriting discounts and commissions we will pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional                      shares.

	Without	With Full
	Exercise of	Exercise of
	Over-Allotment	Over-Allotment

Per Share	$	$
Total	$	$

          As described in the underwriting agreement, we have agreed to reimburse the underwriters for certain accountable out-of-pocket expenses in connection with this offering. We estimate that the total expenses of the offering excluding underwriting discounts and commissions, will be approximately $                    , which will be payable by us.

          This offering of the shares is made for delivery when, as and if accepted by the underwriters and subject to prior sale and to withdrawal, cancellation or modification of this offering without notice. The underwriters reserve the right to reject an order for the purchase of shares in whole or in part.

          We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments the underwriters may be required to make in respect of these liabilities.

          Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price of our common stock will be determined through negotiations between us and the representatives. Principal factors to be considered in these negotiations include:

•	information in this prospectus and otherwise available to the underwriters;

•	our industry’s history and growth prospects;

•	ability of our management team;

•	prospects for our future revenues and earnings;

•	general condition of the securities markets at the time of this offering; and

•	recent market prices of, and demand for, publicly traded common stock of comparable companies.

          A pricing committee of our board of directors will establish the initial public offering price following such negotiations.

          We have applied for approval for quotation of our common stock on the Nasdaq National Market under the symbol “BMEZ.”

          We have been advised by the underwriters that, in accordance with Regulation M under the Securities Act, some persons participating in this offering may engage in transactions, including syndicate covering transactions, stabilizing bids or the imposition of penalty bids, that may have the effect of stabilizing or maintaining the market price of the shares at a level above that which might otherwise prevail in the open market.

          A “syndicate covering transaction” is a bid for or the purchase of shares on behalf of the underwriters to reduce a syndicate short position incurred by the underwriters in connection with this offering. The underwriters may create a syndicate short position by making short sales of our shares and may purchase our shares in the open market to cover syndicate short positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in this offering. Short sales can be either “covered” or “naked.” “Covered” short sales are sales made in an amount not greater than the underwriters’ over-allotment option to purchase additional shares from us and the selling stockholders in this offering. “Naked” short sales are sales in excess of the over-allotment option. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in this offering. If the underwriters create a syndicate short position, they may choose to reduce or “cover” this position by either exercising all or part of the over-allotment option to purchase additional shares from us and the selling stockholder or by engaging in “syndicate covering transactions.” The underwriters may close out any covered short position by either exercising their overallotment option or purchasing shares in the open market. The underwriters must close out any naked short position by purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

          A “stabilizing bid” is a bid for or the purchase of shares by Jefferies & Company, Inc. on behalf of the underwriters, for the purpose of fixing or maintaining the price of our common stock. A “penalty bid” is an arrangement that permits the underwriters to reclaim the selling concession from a syndicate member when shares sold by such syndicate member are purchased by Jefferies & Company, Inc. in a syndicate covering transaction and, therefore, have not been effectively placed by the syndicate member.

          We have been advised by the underwriters that these transactions may be effected on The Nasdaq Stock Market’s National Market or otherwise and, if commenced, may be discontinued at any time. Similar to other purchase activities, these activities may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market.

          We, our executive officers and our directors have agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 365 days from the effective date of this prospectus, subject to certain exceptions. The underwriters’ representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

          In the ordinary course of their businesses, Jefferies & Company, Inc. and JMP Securities LLC have and may continue to, and the other underwriters and/or their affiliates may in the future, perform investment banking, broker-dealer, lending, financial advisory or other services for us or our affiliates for which they may receive customary compensation. The address of our principal underwriters is 520 Madison Avenue, 12th Floor, New York, New York 10022.

EXPERTS

          The financial statements of Brantley Mezzanine Capital Corp. as of December 17, 2003, and for the period from inception, December 15, 2003, through December 17, 2003, have been included in the registration statement in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

          Certain legal matters regarding the common stock offered by this prospectus will be passed upon for us by Kirkland & Ellis LLP, Chicago, Illinois and Venable LLP, Baltimore, Maryland. Kirkland & Ellis LLP also represents our investment adviser, Brantley Capital Management, L.L.C. Certain legal matters will be passed upon for the underwriters by Sidley Austin Brown & Wood LLP, New York, New York.

AVAILABLE INFORMATION

          We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act, with respect to the securities offered by this prospectus. The prospectus, which is a part of the registration statement, does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance we refer you to the copy of the contract or other document filed, or incorporated by reference, as an exhibit to the registration statement, and each such statement is qualified in all respects by this reference.

          Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder of Brantley Mezzanine Capital Corp.:

          We have audited the accompanying balance sheet of Brantley Mezzanine Capital Corp. as of December 17, 2003, and the related statements of operations and changes in net assets for the period from inception, December 15, 2003, through December 17, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brantley Mezzanine Capital Corp. as of December 17, 2003, and the results of its operations and its changes in net assets for the period from inception, December 15, 2003, through December 17, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Cleveland, Ohio

December 18, 2003

INDEX TO FINANCIAL STATEMENTS

Balance Sheet as of December 17, 2003	F-3
Statement of Operations for the Period From Inception, December 15, 2003, Through December 17, 2003	F-4
Statement of Changes in Net Assets for the Period From Inception, December 15, 2003, Through December 17, 2003	F-5
Notes to the Financial Statements	F-6

BRANTLEY MEZZANINE CAPITAL CORP.

Balance Sheet

As of
December 17, 2003

Assets:
Cash	$1,500

Total assets	$1,500

Liabilities:
Accrued organizational expenses	$50,000

Net Stockholder’s Deficit:
Common stock par value $0.01 per share; 100,000,000 shares authorized, 100 shares outstanding	1
Additional paid in capital	1,499
Accumulated deficit	(50,000)

Net stockholder’s deficit	(48,500)

Total liabilities and stockholder’s deficit	$1,500

The accompanying notes to the financial statements are an integral part of these statements

BRANTLEY MEZZANINE CAPITAL CORP.

Statement of Operations

For the Period from Inception, December 15, 2003, Through December 17, 2003

Expenses:
Organizational costs	$50,000

Net investment loss	50,000

Decrease in net assets resulting from operations	$(50,000)

The accompanying notes to the financial statements are an integral part of these statements

BRANTLEY MEZZANINE CAPITAL CORP.

Statement of Changes in Net Assets

For the Period from Inception, December 15, 2003, Through December 17, 2003

	Common Stock		Additional		Net
			Paid in	Accumulated	Stockholder’s
	Shares	Amount	Capital	Deficit	Deficit

Balance at December 15, 2003	—	$—	$—	$—	$—
Net decrease in net assets from operations
Net investment loss	—	—	—	(50,000)	(50,000)
Sale of common stock	100	1	1,499	—	1,500

Balance at December 17, 2003	100	$1	$1,499	$(50,000)	$(48,500)

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY MEZZANINE CAPITAL CORP.

NOTES TO THE FINANCIAL STATEMENTS

December 17, 2003

1.	Organization

          Brantley Mezzanine Capital Corp. (the “Company”) was organized as a Maryland corporation on December 15, 2003. The Company is a newly organized closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company has had no operations other than the sale and issuance of 100 shares of common stock at an aggregate purchase price of $1,500 and the incurrence of organizational costs of $50,000.

2.	Accounting Policies

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.	Agreements

          The Company intends to enter into an Investment Advisory Agreement with Brantley Capital Management, L.L.C. (the “Adviser”), under which the Adviser, subject to the overall supervision of the Company’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to the Company. For providing these services, the Adviser will receive a fee from the Company, consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.5% of the Company’s net assets up to $100 million and 2.0% of the Company’s net assets over $100 million. If the Company incurs indebtedness to make future investments in portfolio companies, the base management fee will also include an amount equal to 1.5% of the outstanding indebtedness used to make such investments, since the value of such investments will be offset by such indebtedness for purposes of calculating net assets. The base management fee will be payable quarterly in arrears and will be calculated based on the value of the Company’s net assets at the end of each calendar quarter, and appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

          The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other investment income earned during the calendar quarter, minus the Company’s operating expenses for the quarter. Pre-incentive fee net investment income includes any consulting or other fees that the Company receives from portfolio companies but does not include any net realized or unrealized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of an applicable annual “hurdle rate.” The Adviser will be entitled to 20.0% of the excess (if any) of the Company’s pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. The annual hurdle rate will be 8.00% of pre-incentive fee net investment income. The calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter. In no event will such incentive fee be negative as a result of net losses.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination

BRANTLEY MEZZANINE CAPITAL CORP.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

date), commencing on December 31, 2004, and will equal 20.0% of our net realized capital gains for the calendar year less any net unrealized capital losses at the end of such year. In no event will such incentive fee be negative as a result of net losses.

4.	Organizational Expenses

          A portion of the net proceeds of the pending public offering will be used to pay for approximately $50,000 of the organizational costs that have been incurred by the Adviser on behalf of the Company. These expenses will be paid by the Company after the public offering.

          Organizational expenses will be treated as an expense in the year incurred. In the event the public offering does not occur, the Company will not be able to pay the expenses.

5.	Federal Income Taxes

          The Company intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its stockholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

      Until                           , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C

OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

          1.     Financial Statements.

          The following financial statements of Brantley Mezzanine Capital Corp. (the “Company” or the “Registrant”) are included in this registration statement in “Part A: Information Required in a Prospectus”:

Page

Balance Sheet dated December 31, 2003	F-3
Statement of Operations, for the period from Inception, December 15, 2003, through December 17, 2003	F-4
Statement of Changes in Net Assets, for the period from Inception, December 15, 2003, through December 17, 2003	F-5

          2.     Exhibits

Exhibit
Number	Description

a.	Articles of Incorporation
b.	Bylaws
c.	Not Applicable
d.	Form of Share Certificate
e.	Dividend Reinvestment and Cash Purchase Plan*
f.	Not Applicable
g.	Investment Advisory Agreement*
h.	Form of Underwriting Agreement between the Registrant and Jefferies & Company, Inc. and JMP Securities LLC*
i.	Not Applicable
j.	Custodian Agreement*
k.1.	Administration and Accounting Agreement*
k.2.	Transfer Agency Agreement*
l.	Opinion of Venable LLP, special Maryland counsel for the Registrant*
m.	Not Applicable
n.	Consent of KPMG LLP, independent auditors for Registrant
o.	Not Applicable
p.	Subscription Agreement
q.	Not Applicable
r.	Rule 17j-1 Code of Ethics for the Registrant and the Investment Advisor*

*	To be filed by amendment.

Item 25.     Marketing Arrangements

          The Company will enter into an agreement with Jefferies & Company, Inc. and JMP Securities LLC as representatives of the several underwriters to distribute the Company’s common stock in a firm commitment underwriting arrangement. See “Underwriting.”

Item 26.	Other Expenses of Issuance and Distribution

Commission registration fee	$9,304
NASD filing fee	*
Nasdaq National Market listing application fee	*
Accounting fees and expenses	*
Legal fees and expenses	*
Transfer agency fees	*
Printing and engraving	*
Miscellaneous fees and expenses	*

Total	*

*	To be filed by amendment.

Note:	All listed amounts are estimates. All of the expenses set forth above shall be borne by the Company.

Item 27.	Persons Controlled by or Under Common Control

          Immediately prior to this offering, Brantley Capital Management, L.L.C., a Delaware limited liability company, will own 100 shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Brantley Capital Management, L.L.C.’s share ownership is expected to represent less than 1% of the common stock outstanding.

          Each of the Brantley Venture Management entities is a Delaware limited partnership. Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P., and Brantley Partners IV, L.P. are also Delaware limited partnerships and were formed to make private equity investments. Brantley Capital Corporation is a Maryland corporation. See “Management” in the Prospectus contained herein.

Item 28.	Number of Holders of Securities

          The following table sets forth the approximate number of record holders of the Company’s common stock immediately prior to this offering.

Number of
Title of Class	Record Holders

Common stock, par value $0.01 per share	1

Item 29.	Indemnification

          The Maryland General Corporation Law, (“MGCL”) permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of the Company contains such a provision which eliminates such liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940.

          The charter of the Company authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act of 1940, to obligate itself to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer or (b) any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her status as a present or former director or officer of the Company. The Bylaws of the Company obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act of 1940, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company. In accordance with the Investment Company Act of 1940, the charter and Bylaws of the Company provide that none of the foregoing provisions shall be effective to protect or purport to protect any director or officer of the Company against liability to the Company or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The MGCL requires a corporation (unless its charter provides otherwise, which the Company’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

Item 30.	Business and Other Connections of Investment Adviser

          Robert P. Pinkas, Chairman of the Board of Directors, President and Chief Executive Officer and a principal of our investment adviser, serves as Chairman, Chief Executive Officer, Treasurer and a director of Brantley Capital Corporation and as a general partner of the general partners of each of Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P., respectively. The address for each of these entities is 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio 44122.

          Shawn M. Wynne, a principal of our investment adviser, serves as vice president of Brantley Capital Corporation.

          Jeffrey D. Kadlic, a principal of our investment adviser, also has senior management responsibilities with Brantley Partners.

          Tab A. Keplinger, a principal of our investment adviser, serves as vice president and chief financial officer of Brantley Capital Corporation and as chief financial officer of each of Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P., respectively. The address for each of these entities is 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio 44122.

          See “Item 27. Persons Controlled By or Under Common Control.”

Item 31.	Location of Accounts and Records

          The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder.

Item 32.	Management Services

          None other than as explained in the prospectus contained herein.

Item 33.	Undertakings

          The Registrant hereby undertakes:

(a) to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than the net proceeds stated in the prospectus;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(c) that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beachwood, in the State of Ohio, on the 19th day of December, 2003.

BRANTLEY MEZZANINE CAPITAL CORP.

By:	/s/ ROBERT P. PINKAS

Robert P. Pinkas
Chairman of the Board, President and
Chief Executive Officer

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert P. Pinkas, Tab A. Keplinger and Shawn M. Wynne, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement (and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, for the offering which this Registration Statement relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

* * * * *

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 and Power of Attorney have been signed by the following persons in the capacities indicated on December 19, 2003.

Signature	Title

/s/ ROBERT P. PINKAS Robert P. Pinkas	Chairman of the Board, President and Chief Executive Officer (principal executive officer)

/s/ TAB A. KEPLINGER Tab A. Keplinger	Chief Financial Officer and Treasurer (principal financial officer)

/s/ SHAWN M. WYNNE Shawn M. Wynne	Managing Director and Director

/s/ L. PATRICK BALES L. Patrick Bales	Director

S-1

Signature	Title

/s/ BENJAMIN F. BRYAN Benjamin F. Bryan	Director

/s/ PETER SALTZ Peter Saltz	Director

S-2

INDEX TO EXHIBITS

Exhibit
Number	Description

a.	Articles of Incorporation
b.	Bylaws
c.	Not Applicable
d.	Form of Share Certificate
e.	Dividend Reinvestment and Cash Purchase Plan*
f.	Not Applicable
g.	Investment Advisory Agreement*
h.	Form of Underwriting Agreement between the Registrant and Jefferies & Company, Inc and JMP Securities LLC.*
i.	Not Applicable
j.	Custodian Agreement*
k.1.	Administration and Accounting Agreement*
k.2.	Transfer Agency Agreement*
l.	Opinion of Venable LLP, special Maryland counsel for the Registrant*
m.	Not Applicable
n.	Consent of KPMG LLP, independent auditors for Registrant
o.	Not Applicable
p.	Subscription Agreement
q.	Not Applicable
r.	Rule 17j-1 Code of Ethics for the Registrant and the Investment Adviser*

*	To be filed by amendment